UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22574

WHITEBOX MUTUAL FUNDS

(exact name of registrant as specified in charter)

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Bruce W. Nordin, President

Whitebox Mutual Funds

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-253-6001

Date of fiscal year end:   October 31, 2014

Date of reporting period: November 1, 2013 – October 31, 2014

Copies to:

Matthew L. Thompson, Esq.	Peter Fetzer, Esq.
Faegre & Benson LLP	Foley & Lardner LLP
90 South 7th Street, Suite 2200	777 East Wisconsin Avenue
Minneapolis, MN 55402	Milwaukee, WI 53202

Item 1.	Reports to Stockholders.

WHITEBOX

Mutual Funds

ANNUAL REPORT

October 31, 2014

Truly
ALTERNATIVE

Whitebox Tactical Opportunities Fund	Shareholder Letter
October 31, 2014 (Unaudited)

Dear Shareholders:

For the 12-month period ended October 31, 2014, Whitebox Tactical Opportunities Fund (the “Fund”) realized a total return of -1.50% for investor shares (WBMAX) and -1.25% for institutional shares (WBMIX). Of the Fund’s two designated benchmarks, the S&P 500 Total Return Index (SPTR) returned 17.27% while the Barclays U.S. Aggregate Bond Index (LBUSTRUU) returned 4.14% for the same period.

The core of the Fund’s approach aims to parallel that of large-institution endowments, like the endowments of large universities. Through innovative and tactical asset allocation—dynamically directing capital toward opportunity and away from risk—the Fund has the freedom to pursue our best investment ideas across multiple markets and through non-traditional strategies.

That said, while the S&P 500 Total Return Index posted strong returns for the review period, we were not comfortable taking on what we considered to be unwarranted beta exposure (exposure to market risk). As always, we assess market conditions to determine whether we believe beta exposure is warranted and if the expected returns per unit of risk are acceptable. For most of the Fund’s fiscal year, we did not believe beta exposure was appropriate, and we were convinced that investors who did were taking on non-trivial downside risk. While no asset manager wants to underperform broad market indices, sometimes the positioning required to achieve or beat market returns may be less prudent in terms of risk assumption, and most important, not consistent with our long-term objectives.

Very generally, a primary detractor to performance this period was our market-neutral stance during the latter half of the fiscal year, which caused us to miss a large portion of the market’s upside. Similarly, our decision to short many of the growth-oriented names that we viewed to be substantially overpriced—even using very aggressively favorable assumptions—hurt us, as many of these names continued to outperform even the market-at-large in the latter half of the Fund’s fiscal year.

Market Overview

The Fund’s fiscal year began as stocks posted broad and significant gains, with U.S. equities ending 2013 up roughly 30%(1) making it the most favorable year for stock performance since 1999. Early in 2014, however, it appeared to us that many names had been driven up in value more by investor sentiment and momentum than actual fundamentals or inherent value. These “story stocks,” as we call them, seemed to captivate investors more by their narrative around possible achievements in the future than by an actual ability to generate profits or deliver business success.

In March 2014, the tide turned, and the market underwent a serious correction that was largely led by these “story stocks.” Hardest hit were stocks in industry sectors such as biotech and social media, along with consumer discretionary stocks. Market volatility worsened, and the markets became generally more correlated, with both equities and fixed income securities seemingly more sensitive to macro forces than they had been for some time.

(1)	As measured by the S&P 500 Index for the 12-month period ended December 31, 2013.

Annual Report | October 31, 2014	1

Whitebox Tactical Opportunities Fund	Shareholder Letter
October 31, 2014 (Unaudited)

In April, the equity markets recovered, with large-cap names faring substantially better than small-cap stocks. Then, as the review period progressed into summer 2014, many of the stocks that we believed to be already among the most overvalued soared higher, posting gains that outpaced the market as a whole. As the third quarter progressed, most equity indices stalled again, with emerging markets and domestic small caps suffering most. From an industry sector perspective, energy and utilities stocks faltered, while health care and IT names continued their ascent. Meanwhile, the price of gold also tumbled in the third quarter, as did the price of crude oil, which fell more than 13% in the same short-term timeframe.

The Fund’s Portfolio

The Fund’s performance for the first half of its fiscal year was generally favorable, buoyed largely by our decision to maintain long exposure to industrials, automotive and gold mining stocks, which fared well and supported performance. At the same time, our long-running short position in what we term “story stocks” hurt us when many of these names appreciated, despite what we believed to be already bloated prices. For many months, we have remained convinced that these names are overvalued even under the best of circumstances or assumptions. Yet, many of these stocks continued to post gains, outpacing the market at-large at times. Put bluntly, the stocks we disfavored most (and were short) were among the stocks investors remained enamored with. In our view, we believe this was the result of investors’ willingness to pay a high premium to buy growth prospects in a growth scarce environment. We have long believed that the market’s enthusiasm for “story stocks” is driven by a hunger for top line growth in a sluggish economy. With intense demand for revenue growth and a shortage of companies positioned to supply it, growth became very expensive. As a result, this portion of our short book detracted from Fund performance for the year. Our work continues to support the view that many of these names remain overvalued and are currently pricing in long-term outcomes that appear aggressively optimistic, in our view.

From a positive perspective, a few components of our long book did well enough to somewhat mitigate the negative pressure that our short book exerted on Fund performance. Specifically, our longstanding theme “Big vs. Small,” where we maintained a trade consisting of long exposure to US large-cap stocks and the EEM (iShares MSCI Emerging Markets ETF), coupled with a short position in US small-cap stocks, performed well and helped offset losses. Similarly, our continued exposure to high-quality, cash-rich blue chip stocks provided a positive impact on Fund performance over the course of the 12-month review period.

Finally, over the course of the Fund’s fiscal year we added a trade that we call the “E Trade.” This is a three-legged position in which we are short Italian and French sovereign debt, short the euro (currency) via put options, and long US debt. We constructed this trade as a way to potentially position the Fund auspiciously whether the Euro economies successfully stimulate economic growth or they don’t; the trade should theoretically enable the Fund to benefit either way. In addition, the cost, or “carry” of this particular trade is marginal in the event euro economies muddle along and neither crash nor thrive. We believe this trade presents a unique opportunity to position the Fund’s portfolio well independent of any future, macro events. For the fiscal year as a whole, this trade made a small but positive impact to overall Fund performance for the 12-month period.

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and across asset classes. Our pursuit of the efficient management of risk—where a hedge is itself an investment in which we believe and one that adds, not sacrifices returns—is part of what makes us truly alternative in building and monitoring the Fund’s diverse, yet coherent, portfolio of investment themes that work together to pursue favorable, long-term returns.

2	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Shareholder Letter
October 31, 2014 (Unaudited)

As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Andrew Redleaf, CEO, Whitebox Advisors LLC

Bruce Nordin(2), President, Whitebox Mutual Funds

Glossary:

Barclays U.S. Aggregate Bond Index: A market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. One cannot invest directly in an index.

Blue Chip Stocks: Well-known, financially sound companies with large capitalization that have a history of growth and dividend payments. These companies typically comprise the top 100 in terms of market capitalization.

S&P 500® Total Return Index: A market-capitalization weighted index comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Put Options: A contract that gives the buyer of the option the right to sell a specified number of shares of a security at a specified price, by a certain date. The put-option buyer gains the right in return for payment of an option premium. Put options can be used by investors to act as a hedge against a potential decline in share price of the underlying security.

Sovereign Debt: Any debt obligation of, or guaranteed by, an autonomous government and therefore subject to sovereign risk. Sovereign risk is the risk that a foreign government will default on its loan or fail to honor other business commitments because of a change in national policy.

(2)	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Annual Report | October 31, 2014	3

Whitebox Tactical Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

Average Annual Total Returns (As of October 31, 2014)

	6 Month	1 Year	Since Inception*
Whitebox Tactical Opportunities Fund – Investor Class	-5.83%	-1.50%	8.82%
Whitebox Tactical Opportunities Fund – Institutional Class	-5.72%	-1.25%	9.12%
Benchmarks
S&P 500® Index	7.12%	14.89%	18.02%
S&P 500® Total Return Index	8.22%	17.27%	20.55%
Barclays U.S. Aggregate Bond Index	2.35%	4.14%	2.90%

*	Fund inception date of December 1, 2011.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 3.10% and 2.85%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 1.93% and 1.68%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2015 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.60% and 1.35% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2015 are estimated to be 2.77% and 2.52%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500® Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose all or part of their investment in the Fund. An investment in the Fund is subject to the following principal risks: convertible securities risk, credit default swaps risk; debt securities risk; derivative risk, equity securities risk; extension risk; junk bond risk; market risk and selection risk; mid-cap securities risk; mortgage and asset-backed securities risk; non-diversified status risk; prepayment risk; repurchase agreements and purchase and sale contracts risk; and small-cap and emerging growth securities risk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

4	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000 (As of October 31, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | October 31, 2014	5

Whitebox Market Neutral Equity Fund	Shareholder Letter
October 31, 2014 (Unaudited)

Dear Shareholders:

For the 12-month period ended October 31, 2014, Whitebox Market Neutral Equity Fund (the “Fund”) realized a total return of 2.44% for investor shares (WBLSX) and 2.82% for institutional shares (WBLFX). Of the Fund’s two designated benchmarks, the HRFI EH Market Neutral Index returned 3.21% while the S&P 500 Total Return Index (SPTR) returned 17.27% for the same period.

The Fund’s mandate is to generate positive returns regardless of the general direction of the broad equity markets. The Fund’s very nature—its market neutral objective and stance—means that it will generally lag equity markets during bull runs while potentially outperforming them in a downturn. As such, the Fund is designed to generate more consistent, positive absolute returns over the long term, as opposed to “tracking” or mirroring the equity market’s ups and downs.

With this in mind, we characterize the Fund’s performance for its fiscal year as generally satisfactory in that the Fund delivered a positive total return that is in line with its mandate – to deliver positive, absolute returns largely uncorrelated to the equity markets. At the same time, our results are somewhat disappointing from a relative perspective, given the performance of the overall equity markets. That said, we are pleased that the Fund delivered performance largely in line with the HRFI EH Market Neutral Index for the period.

Overall, we believe the Fund’s results this period are largely in line with its mandate, which includes seeking to hedge away volatility, or wide swings in performance in either a positive or negative direction. For the review period, the key factor driving performance was stock selection in both our long and short book, where we identified special-situation driven mispricings across an array of securities across a broad range of asset classes. On the downside, our decision to maintain a short position in “story stocks” (described below) exerted a negative influence on the Fund’s portfolio for the year and consequently, held back Fund performance.

Market Overview

As the Fund’s fiscal year began toward the close of 2013, the U.S. equity markets had racked up robust performance even by historical standards, with stocks performing so strongly, 2013 marked the most favorable year for stock market performance since 1999.(1) Early in 2014, however, it appeared to us that many names had been driven up in value more by investor sentiment and momentum than actual fundamentals or inherent value. These “story stocks,” as we call them, seemed to captivate investors more by their narrative around possible achievements in the future than by an actual ability to generate profits or deliver business success.

In March 2014, a significant correction ruptured the equity markets, originating largely among these so-called “story stocks.” Hardest hit at that time were stocks in industry sectors such as biotech and social media, along with consumer discretionary stocks. Market volatility worsened, and the markets became generally more correlated, with both equities and fixed income securities seemingly more sensitive to macro forces than they had been for some time.

(1)	As measured by the S&P 500 Index for the 12-month period ended December 31, 2013.

6	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Shareholder Letter
October 31, 2014 (Unaudited)

In April, the equity markets recovered, with large-cap names faring substantially better than small-cap stocks. Then, as the Fund’s fiscal year progressed into summer 2014, many of the stocks that we believed to be already among the most overvalued soared even higher, posting gains that outpaced the market as a whole.

During the third quarter 2014, stocks stalled yet again, with emerging markets and domestic small-caps suffering most. From an industry sector perspective, energy and utilities stocks faltered, while health care and IT names continued their ascent.

The Fund’s Portfolio

During the Fund’s fiscal year under review, the portfolio weathered fairly volatile conditions that ranged from severe corrections in the equity markets overall to what we would consider unjustified outperformance in select areas or industry sectors. As referenced above, while we realize that the Fund’s returns may seem disappointing relative to the broad equity markets, it bears mentioning that at the same time, the Fund managed to successfully avoid the depths of losses some areas of the equity markets suffered over the period as well. In this regard, the Fund successfully honored its mandate of producing positive returns that have very little correlation to the stock or bond markets. This means that no matter how badly the market behaves, the Funds aims to preserve capital and deliver a positive return, while hopefully avoiding the very worst of the equity markets in the process.

In terms of specific drivers of performance, several of the portfolio’s sector tilts, or biases, which are often based on a broader investment thesis, provided a beneficial impact on portfolio returns for the fiscal year. First, our decision to hold long exposure to select health care stocks, particularly HMOs, home-health services, and hospitals, benefited Fund performance as many of these stocks performed well during the period. Health care services companies have continued to enjoy improved earnings, a trend driven in part by statutorily mandated upticks in patient enrollments, which in turn has improved economies of scale for many companies, especially hospitals. Next, our long exposure to large-cap, higher-quality medical device companies also added to Fund performance for the year. These larger entities within the medical device space in our view are able to allocate capital more effectively than their smaller-cap counterparts, and as such, performed well.

Similarly, our decision to construct a tilt composed of carefully selected stocks within the transportation sector added to performance for the period. Unlike the traditional approach of simply “overweighting” exposure to a single industry sector relative to an equity market index, we scrutinized and selected individual stocks based on our quest to uncover idiosyncratic mispricings within the sector. Although the transportation sector is often viewed as a homogenous group of similarly situated companies (airlines, rails, and trucking), our deep-dive analysis indicated that the prospects of these three sub-segments have begun to diverge.

For example, while the transportation sector as a whole demonstrates multiples that are compressed to moderate and which we believe should expand, along with a generally favorable supply and demand situation, a closer look indicates that these three areas are not poised to move in lock-step. To begin, while airlines were trading at roughly five-times EBITDA (earnings before interest, taxes, depreciation, and amortization), trucking stocks were trading at five- to seven-times EBITDA and rails at about eight times, although we were convinced rails deserve that premium given their roughly 25% operating margins.

Annual Report | October 31, 2014	7

Whitebox Market Neutral Equity Fund	Shareholder Letter
October 31, 2014 (Unaudited)

Further, while all three transportation sub-sectors were enjoying tight supply and strong demand, we realized that tight supply was likely occurring in airlines for a very different reason compared to what seemed to be spurring it in both rails and trucking. Airlines are enjoying favorable supply/demand conditions largely because airline management, aided by consolidation, appears to be exerting more discipline than it has for decades. Efficiency efforts abound in this segment of the transportation sector: trimming the number of flights, maintaining price levels, and focusing on margins rather than on capturing greater market share. On the contrary, for trucking and railroads, tight supply appears to be more a result of factors beyond management’s control, and not nearly as favorable for margins. Supply in trucking is constrained in part by a critical shortage of drivers, which has driven up wages to nearly unsustainable levels. Railroads are plagued by record backlogs and having to turn down business, largely due to the significant and unexpected capital expenses new regulations around transporting crude oil safely are imposing upon the industry. Overall, our focus on deep-dive analysis and our pursuit of idiosyncratic mispricings and dislocations in beyond-the-ordinary places like this enabled us to construct a trade that distinguished potential opportunity within the same industry sector, and one that performed well for the portfolio and ultimately supported Fund performance.

On the negative side, our decision to maintain a short position in what we call “story stocks” hurt us over the period. The term “story stocks” refers to companies whose valuations, we believe, are propelled more by investors’ optimistic visions of future accomplishments—based largely on the “story” or narrative associated with these companies—rather than on a demonstrated ability to generate profits or deliver concrete business success. Although this tilt benefited performance in the early part of 2014, it underperformed thereafter as investors remained enamored with many of these names. We suspect one reason is that investors are growth-hungry amidst a market that offers few opportunities to buy growth prospects at reasonable prices, nevertheless many of these names continued to soar higher, causing our short position to underperform.

In this light, we pursued these results once again by assembling a long stock portfolio and a short stock portfolio that in sum have a low historic correlation (beta) to the market at-large. Ideally, we pursue stocks that have a good number of positive qualities for the long book in order to create a proxy for a stock that most investors at that point in time would be happy to own—a kind of “super stock.” On the contrary, in constructing our short book, we seek stocks that offer statistical characteristics unattractive to most any investors, and which together create a sort of “anti-stock.” The result we pursue is a combined portfolio that offers investors a potential way to buy the market’s current “best” while avoiding the market’s current “worst.”

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and across asset classes. Our pursuit of the efficient management of risk—where a hedge is itself an investment in which we believe and one which adds, not sacrifices returns—is part of what makes us truly alternative in building and monitoring the Fund’s long/short portfolio.

8	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Shareholder Letter
October 31, 2014 (Unaudited)

As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Jason Cross, Global Head of Equity Strategies, Whitebox Advisors LLC

Bruce Nordin(2), President, Whitebox Mutual Funds

Glossary:

S&P 500® Total Return Index: A market-capitalization weighted index comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

HFRI EH Equity Market Neutral Index: A benchmark published comprised of funds which utilize equity market neutral strategies, as selected by Hedge Fund Research Inc. According to Hedge Fund Research Inc., equity market neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both factor-based and statistical arbitrage/trading strategies. One cannot invest directly in an index.

(2)	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Annual Report | October 31, 2014	9

Whitebox Market Neutral Equity Fund	Performance Update
October 31, 2014 (Unaudited)

Average Annual Total Returns (As of October 31, 2014)

	1 Year	5 Year	10 Year	Since Inception*
Whitebox Market Neutral Equity Fund – Investor Class	2.44%	3.38%	12.61%	12.48%
Whitebox Market Neutral Equity Fund – Institutional Class	2.82%	3.64%	12.91%	12.73%
Benchmarks
HFRI Equity Hedge Market Neutral	3.21%	2.44%	2.75%	2.75%
S&P 500® Index	14.89%	14.26%	5.97%	5.80%
S&P 500® Total Return Index	17.27%	16.69%	8.20%	8.02%

*	The Fund’s inception date is October 31, 2012. Returns for periods before November 1, 2012 are based on the Whitebox Long Short Equity Partners, L.P. Fund, which had an inception date of June 1, 2004.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 4.13% and 3.88%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 3.99% and 3.74%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2015 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.95% and 1.70% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2015 are estimated to be 2.09% and 1.84%, respectively.

The Fund is the successor to the Whitebox Long Short Equity Partners, LP. (Predecessor Fund), a private investment company managed by Whitebox Advisors LLC from June 1, 2004 to October 31, 2012. On October 31, 2012, the Predecessor Fund was reorganized into the Fund (then named Whitebox Long Short Equity Fund), and the Fund assumed all of the Predecessor Fund’s assets (including its investment portfolio) and liabilities. The Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those employed by the Predecessor Fund; however, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if they had been applicable, might have adversely affected its performance. On January 31, 2014, the Fund’s name changed to Whitebox Market Neutral Equity Fund.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500® Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

10	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Performance Update
October 31, 2014 (Unaudited)

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

Annual Report | October 31, 2014	11

Whitebox Market Neutral Equity Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000* (As of October 31, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund is the successor to Whitebox Market Neutral Equity Equity Fund, L.P (the “Predecessor Fund”), a private investment company managed by the Fund’s investment adviser since June 1, 2004.

*	The Predecessor Fund was reorganized into the Fund on October 31, 2012.

12	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Shareholder Letter
October 31, 2014 (Unaudited)

Dear Shareholders,

For the six-month period ended October 31, 2014, Whitebox Tactical Advantage Fund (formerly Whitebox Tactical Income Fund) (the “Fund”) realized a total return of 1.35% for investor shares (WBIVX) and 1.51% for institutional shares (WBINX). By comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 2.35% for the same timeframe. We characterize the Fund’s performance for the six-month review period as generally favorable, especially considering the stubbornly low yield environment that has plagued debt and income investors for quite some time now, along with a volatile third quarter 2014. Please note the shareholder report for this fund reflects six-month performance because the Fund was launched April 30, 2014.

Market Overview

The bulk of the six-month reporting period proved to be a continuation of a yield-scarce environment that seemed to offer no relief in sight. Yield-hungry investors, apparently scrambling for any source of coupon income, resorted to riskier credits, a trend that, in our opinion, artificially inflated high-yield bond prices while containing their yields (since bond prices move in the opposite direction of their yields). As such, venturing farther out on the risk spectrum offered investors only a paltry payoff, as the coupons offered by even the riskiest of credits were low by historic standards. In general, throughout most of the six-month review period, we were of the opinion that the bond market—especially high-yield credit—was overvalued, making the quest for potential sources of outperformance quite challenging. Spreads began to move wider in late July, recovered in August, then saw another sharp move wider from late August through mid October.

The Fund’s Portfolio

The most prominent contributor to Fund performance was our strong security selection among select corporate bonds (credit). Our continual quest for idiosyncratic mispricings, along with our emphasis on the highest quality high-yield credits, markedly supported Fund performance. In fact, our credit allocation has been the most significant boost to Fund performance since inception.

The portfolio gained significant ground in the second half of October, when the credit markets reversed course. In the first half of October, high yield spreads moved considerably wider, luring yield-starved buyers in droves. Because we have emphasized what we see as the very highest-quality, high-yield credits in the Fund’s portfolio, these bonds—which were in high demand as investors sought both yield and the highest credit quality possible—performed well, thereby supporting Fund performance.

Conversely, detracting from performance were the effects of a dramatic sell-off in late July and early August, when investors engaged in indiscriminate, widespread selling, challenging most debt and income funds. Also inhibiting Fund performance for the period was our short book (since Treasuries posted good performance throughout the period). At the same time, the positive impact our security selection among municipals and select mortgage-related securities exerted helped offset these detractors and support overall Fund performance. In general, we are convinced that the Fund’s performance for the six-months under review reflects a tumultuous short-term period characterized by stubbornly low yields and at times, substantial volatility.

Annual Report | October 31, 2014	13

Whitebox Tactical Advantage Fund	Shareholder Letter
October 31, 2014 (Unaudited)

In terms of portfolio positioning and construction, since inception, the Fund’s portfolio has undergone a small but significant shift. When the Fund was launched in April, the bulk of its portfolio was composed of corporate bonds. As the first half of the Fund’s fiscal year progressed, we continued to broaden its opportunity set, adding new positions in REITs (real estate investment trusts), municipals, mortgages and convertibles. In terms of the portfolio’s emphasis on corporate bonds (“credit”), we continued our focus on what we believe to be the highest-quality credits in the high-yield arena (a select segment of the high-quality space), which we believed the markets had mispriced.

During the period we also added exposure to corporate loans, securities that enjoy a senior, secured collateral package as well as floating-rate coupons, thereby providing the portfolio with insulation against rising interest rates.

Ongoing Themes

The Fund’s somewhat concentrated portfolio of names is currently made up of four broad categories. First, the largest allocation in the portfolio continues to be our allocation to corporates that we deem to be underrated yet higher quality, a position driven by meticulous, individual security selection on the basis of various criteria, including capital structure analysis, low leverage, less cyclical and favorable cash-flow generation. Next, our corporate loan allocation, which aims to provide an additional hedge against rate risk, is composed of secured instruments with floating rate coupons. The portfolio also holds assorted positions in REITs, municipals, mortgages, and convertibles, which helps broaden the portfolio’s opportunity set and enhances our potential to identify attractively priced securities in alternative markets that many traditional fund managers dismiss or misunderstand. Finally, we maintain a short position in Treasuries, which strives to provide an interest-rate hedge at the portfolio level and helps lower the overall duration (a measure of interest-rate sensitivity) of the portfolio.

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and asset classes. Our pursuit of the efficient reduction of risk is part of what makes us truly alternative in building and monitoring the Fund’s diverse yet coherent portfolio composed of investment themes that work together to pursue favorable, long-term returns. As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Pete Wiley, Senior Portfolio Manager, Whitebox Advisors LLC

Bruce Nordin(2), President, Whitebox Mutual Funds

Glossary:

Barclays U.S. Aggregate Bond Index: A market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year. One cannot invest directly in an index.

(2)	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

14	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Performance Update
October 31, 2014 (Unaudited)

Average Annual Total Returns (As of October 31, 2014)

	1 Month	6 Month	Since Inception*
Whitebox Tactical Advantage Fund – Investor Class	1.86%	1.35%	1.35%
Whitebox Tactical Advantage Fund – Institutional Class	1.87%	1.51%	1.51%
Benchmark
Barclays Capital U.S. Aggregate Bond Index	0.98%	2.35%	2.35%

*	Fund inception date of April 30, 2014.

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 1.99% and 1.74%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 1.87% and 1.62%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least April 30, 2015 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.52% and 1.27% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2015 are estimated to be 1.64% and 1.39%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

Annual Report | October 31, 2014	15

Whitebox Tactical Advantage Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000 (As of October 31, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of the Funds, you will incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2014 and held until October 31, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report | October 31, 2014	17

Whitebox Mutual Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)(b)	Expenses Paid During Period May 1, 2014 to October 31, 2014(c)
Whitebox Tactical Opportunities
Investor Class
Actual	$1,000.00	$941.70	2.46%	$12.04
Hypothetical	$1,000.00	$1,012.80	2.46%	$12.48

Institutional Class
Actual	$1,000.00	$942.80	2.07%	$10.14
Hypothetical	$1,000.00	$1,014.77	2.07%	$10.51

Whitebox Market Neutral Equity
Investor Class
Actual	$1,000.00	$960.40	3.02%	$14.92
Hypothetical	$1,000.00	$1,009.98	3.02%	$15.30

Institutional Class
Actual	$1,000.00	$961.50	2.79%	$13.79
Hypothetical	$1,000.00	$1,011.14	2.79%	$14.14

Whitebox Tactical Advantage Fund(d)
Investor Class
Actual	$1,000.00	$1,014.50	1.93%	$9.80
Hypothetical	$1,000.00	$1,015.48	1.93%	$9.80

Institutional Class
Actual	$1,000.00	$1,015.10	1.68%	$8.53
Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of dividends and interest on short sales.
(c)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (184), then divided by 365.

(d)	Commenced operations on May 1, 2014.

18	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Shares	Value

COMMON STOCKS (47.23%)
Basic Materials (0.74%)
Forest Products & Paper (0.10%)
Domtar Corp.	26,406	$1,084,494

Mining (0.64%)
Newmont Mining Corp.(a)	265,767	4,985,789
Silver Wheaton Corp.(a)	113,429	1,970,262

		6,956,051

Total Basic Materials		8,040,545

Communications (4.63%)
Internet (2.54%)
Angie’s List, Inc.(a)(b)	1,346,564	9,385,551
eBay, Inc.(a)(b)	230,743	12,114,008
Equinix, Inc.	2,000	417,800
Symantec Corp.(a)	224,000	5,559,680

		27,477,039

Telecommunications (2.09%)
Cisco Systems, Inc.(a)	298,307	7,299,572
Corning, Inc.	75,858	1,549,779
Verizon Communications, Inc.(a)	155,376	7,807,644
Vonage Holdings Corp.(b)	1,462,000	5,087,760
Vringo, Inc.(b)	787,000	810,610

		22,555,365

Total Communications		50,032,404

Consumer, Cyclical (9.58%)
Airlines (1.17%)
American Airlines Group, Inc.	205,000	8,476,750
American Airlines Group, Inc., Escrow Shares(b)	582,000	931,200
Gol Linhas Aereas Inteligentes SA, ADR(b)	621,292	3,212,080

		12,620,030

Auto Manufacturers (1.41%)
General Motors Co.(a)	486,306	15,270,008

Auto Parts & Equipment (0.88%)
Delphi Automotive PLC	25,491	1,758,369
Tenneco, Inc.(b)	27,245	1,426,548

Annual Report | October 31, 2014	19

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Consumer, Cyclical (continued)
TRW Automotive Holdings Corp.(a)(b)	62,448	$6,329,105

		9,514,022

Home Furnishings (1.61%)
Select Comfort Corp.(a)(b)	448,448	11,520,629
Whirlpool Corp.(a)	33,800	5,815,290

		17,335,919

Retail (4.51%)
BJ’s Restaurants, Inc.(a)(b)	237,500	10,454,750
Bob Evans Farms, Inc.(a)	50,675	2,475,474
Destination Maternity Corp.(a)	268,458	4,021,501
Ezcorp, Inc., Class A(a)(b)	247,610	2,793,041
Pier 1 Imports, Inc.(a)	658,300	8,492,070
Rite Aid Corp.(b)	2,355,600	12,366,900
Staples, Inc.(a)	638,933	8,101,670

		48,705,406

Total Consumer, Cyclical		103,445,385

Consumer, Non-cyclical (10.92%)
Biotechnology (7.65%)
Alexion Pharmaceuticals, Inc.(a)(b)	75,925	14,529,007
Amgen, Inc.(a)	107,602	17,450,892
Biogen Idec, Inc.(a)(b)	50,256	16,136,197
Celgene Corp.(a)(b)	161,805	17,327,697
Gilead Sciences, Inc.(a)(b)	152,942	17,129,504

		82,573,297

Commercial Services (1.00%)
RR Donnelley & Sons Co.	67,657	1,180,614
Sotheby’s(a)	241,536	9,579,318

		10,759,932

Healthcare-Products (0.85%)
Covidien PLC	71,200	6,581,728
Trinity Biotech PLC, Sponsored ADR	149,705	2,604,867

		9,186,595

Healthcare-Services (0.73%)
UnitedHealth Group, Inc.(a)	83,254	7,909,963

20	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Consumer, Non-cyclical (continued)
Pharmaceuticals (0.69%)
AmerisourceBergen Corp.	81,000	$6,918,210
Herbalife Ltd.	11,000	577,060

		7,495,270

Total Consumer, Non-cyclical		117,925,057

Energy (6.41%)
Energy-Alternate Sources (0.24%)
Renewable Energy Group, Inc.(a)(b)	243,050	2,559,316

Oil & Gas (6.17%)
Bill Barrett Corp.(b)	52,124	792,285
Chevron Corp.	75,975	9,113,201
Diamond Offshore Drilling, Inc.(a)	217,772	8,212,182
EQT Corp.	14,426	1,356,621
Exxon Mobil Corp.(a)	101,541	9,820,030
Gran Tierra Energy, Inc.(b)	235,953	1,075,946
Nabors Industries Ltd.	289,500	5,167,575
Par Petroleum Corp.(b)	64,484	1,023,361
PBF Energy, Inc., Class A(a)	235,600	6,142,092
Range Resources Corp.	19,277	1,318,547
Transocean Ltd.(a)	295,720	8,821,327
Valero Energy Corp.(a)	257,118	12,879,041
Vantage Drilling Co.(b)	908,687	879,155

		66,601,363

Total Energy		69,160,679

Financials (10.47%)
Diversified Financial Services (3.62%)
Ally Financial, Inc.(a)(b)	675,442	15,332,534
Encore Capital Group, Inc.(b)	32,108	1,461,235
Janus Capital Group, Inc.	20,400	305,796
Nationstar Mortgage Holdings, Inc.(b)	210,500	7,392,760
Nelnet, Inc., Class A(a)	127,000	6,043,930
Ocwen Financial Corp.(a)(b)	240,900	5,675,604
Stonegate Mortgage Corp.(a)(b)	201,000	2,906,460

		39,118,319

Holding Companies-Diversified (0.62%)
Leucadia National Corp.(a)	279,949	6,657,187

Annual Report | October 31, 2014	21

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Financials (continued)
Insurance (0.55%)
Assured Guaranty Ltd.	85,094	$1,963,970
The Hartford Financial Services Group, Inc.	32,356	1,280,650
MetLife, Inc.	25,517	1,384,042
Voya Financial, Inc.	32,508	1,275,939

		5,904,601

Investment Companies (1.49%)
American Capital Ltd.(a)(b)	1,089,329	16,154,749

Private Equity (0.76%)
Apollo Global Management LLC, Class A	41,178	936,799
The Blackstone Group LP(a)	80,715	2,431,136
KKR & Co. LP(a)	222,718	4,801,800

		8,169,735

Real Estate Investment Trusts (3.26%)
American Capital Agency Corp.	359,611	8,177,554
American Capital Mortgage Investment Corp.	23,683	463,950
Blackstone Mortgage Trust, Inc., Class A(a)	183,728	5,129,686
Invesco Mortgage Capital, Inc.	24,085	398,366
Newcastle Investment Corp.(a)	795,269	19,205,746
Two Harbors Investment Corp.	177,304	1,796,090

		35,171,392

Specialty Finance (0.17%)
Capitol Acquisition Corp. II(b)	153,791	1,845,492

Total Financials		113,021,475

Industrials (1.64%)
Engineering & Construction (0.71%)
Fluor Corp.	115,997	7,695,241

Miscellaneous Manufacturing (0.12%)
Crane Co.	19,928	1,242,511

Oil & Gas Services (0.22%)
Hornbeck Offshore Services, Inc.(a)(b)	78,194	2,397,428

22	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Industrials (continued)
Packaging & Containers (0.59%)
Berry Plastics Group, Inc.(a)(b)	139,861	$3,639,183
Rock-Tenn Co., Class A(a)	53,132	2,717,702

		6,356,885

Total Industrials		17,692,065

Technology (2.84%)
Computers (1.31%)
EMC Corp.(a)	200,000	5,746,000
NetApp, Inc.(a)	196,500	8,410,200

		14,156,200

Semiconductors (0.41%)
QUALCOMM, Inc.(a)	57,200	4,490,772

Software (1.12%)
Oracle Corp.(a)	308,682	12,054,032

Total Technology		30,701,004

TOTAL COMMON STOCKS (Cost $497,282,664)		510,018,614

CLOSED END FUNDS (1.12%)
AllianceBernstein Income Fund, Inc.	682,000	5,196,840
Eaton Vance National Municipal Opportunities Trust	100,000	2,019,000
Nuveen California AMT-Free Municipal Income Fund	100,000	1,406,000
Nuveen Dividend Advantage Municipal Fund 2	100,000	1,412,000
Nuveen Municipal Advantage Fund, Inc.	148,434	2,039,483

		12,073,323

TOTAL CLOSED END FUNDS (Cost $11,318,078)		12,073,323

EXCHANGE TRADED FUNDS (10.98%)
Commodity (0.08%)
SPDR® Gold Shares(b)	7,200	811,152

Equity Funds (10.90%)
Energy Select Sector SPDR® Fund(a)	100,200	8,759,484
Industrial Select Sector SPDR® Fund	133,316	7,361,709
iShares® MSCI Emerging Markets ETF(a)	1,306,385	55,064,128

Annual Report | October 31, 2014	23

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Equity Funds (10.90%) (continued)
iShares® MSCI Mexico Capped ETF	38,000	2,601,100
Market Vectors® Gold Miners ETF(a)	1,256,914	21,631,490
Market Vectors® Junior Gold Miners ETF(a)(b)	95,080	2,326,608
Powershares® QQQ Trust Series 1	30,000	3,042,000
SPDR® S&P 500® ETF Trust(a)	44,692	9,012,589
Technology Select Sector SPDR® Fund(a)	195,885	7,941,178

		117,740,286

TOTAL EXCHANGE TRADED FUNDS (Cost $127,387,855)		118,551,438

	Principal Amount	Value

BANK LOANS (0.91%)(c)
Consumer, Cyclical (0.91%)
Retail (0.91%)
J.C. Penny Co., Inc., 6.00% 05/22/2018	$9,936,283	$9,828,673

Total Consumer, Cyclical		9,828,673

TOTAL BANK LOANS (Cost $10,052,197)		9,828,673

CONVERTIBLE CORPORATE BONDS (2.25%)
Consumer, Cyclical (continued) (0.02%)
Airlines (0.02%)
American Airlines Group, Inc., 6.25% 10/15/2014(d)	1,065,000	186,375

Total Consumer, Cyclical		186,375

Consumer, Non-cyclical (1.34%)
Pharmaceuticals (1.34%)
Herbalife Ltd., 2.00% 08/15/2019(e)	17,135,000	14,489,870

Total Consumer, Non-cyclical		14,489,870

Energy (0.89%)
Oil & Gas (0.89%)
Lukoil International Finance BV, 2.63% 06/16/2015	9,700,000	9,578,750

Total Energy		9,578,750

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $24,465,326)		24,254,995

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Principal Amount	Value

CORPORATE BONDS (11.71%)
Basic Materials (0.09%)
Forest Products & Paper (0.09%)
Resolute Forest Products, Inc., 5.88% 05/15/2023	$1,000,000	$962,500

Total Basic Materials		962,500

Communications (6.05%)
Internet (2.84%)
IAC/InterActiveCorp, 4.75% 12/15/2022	10,000,000	9,825,000
Netflix, Inc., 5.75% 03/01/2024(e)	10,439,000	10,987,047
VeriSign, Inc., 4.63% 05/01/2023	9,870,000	9,882,338

		30,694,385

Media (1.86%)
DISH DBS Corp., 5.00% 03/15/2023	7,511,000	7,501,612
Sirius XM Radio, Inc., 6.00% 07/15/2024(e)	12,000,000	12,540,000

		20,041,612

Telecommunications (1.35%)
Sprint Corp., 7.88% 09/15/2023(e)	13,475,000	14,620,375

Total Communications		65,356,372

Consumer, Cyclical (2.40%)
Auto Parts & Equipment (0.93%)
Lear Corp., 4.75% 01/15/2023	9,975,000	10,049,812

Retail (1.47%)
Conn’s, Inc., 7.25% 07/15/2022(e)	6,500,000	5,655,000
J.C. Penney Corp., Inc., 7.40% 04/01/2037	3,048,000	2,369,820
PVH Corp., 4.50% 12/15/2022	7,810,000	7,810,000

		15,834,820

Total Consumer, Cyclical		25,884,632

Consumer, Non-cyclical (0.59%)
Commercial Services (0.59%)
Sotheby’s, 5.25% 10/01/2022(e)	6,500,000	6,402,500

Total Consumer, Non-cyclical		6,402,500

Annual Report | October 31, 2014	25

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Principal Amount	Value

Financials (0.72%)
Diverse Financial Services (0.72%)
Ocwen Financial Corp., 6.63% 05/15/2019(e)	$8,197,000	$7,746,165

Total Financials		7,746,165

Technology (1.86%)
Computers (0.92%)
Seagate HDD Cayman, 4.75% 01/01/2025(e)	9,830,000	9,989,738

Semiconductors (0.94%)
Micron Technology, Inc., 5.50% 02/01/2025(e)	10,000,000	10,150,000

Total Technology		20,139,738

TOTAL CORPORATE BONDS (Cost $125,431,860)		126,491,907

U.S. TREASURY NOTES (2.82%)
Government (2.82%)
Sovereign (2.82%)
U.S. Treasury Notes, 2.50% 05/15/2024	30,000,000	30,480,480

Total Government		30,480,480

TOTAL U.S. TREASURY NOTES (Cost $29,679,640)		30,480,480

MUNICIPAL BONDS (0.36%)
Puerto Rico (0.36%)
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Repayment of Bank Loans, 8.00% 07/01/2035	4,405,000	3,854,375

TOTAL MUNICIPAL BONDS (Cost $3,901,223)		3,854,375

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (1.42%)
Purchased Call Options (0.79%)
American Capital Ltd.	11/22/2014	$16.00	1,213	$31,538

26	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Expiration Date	Exercise Price	Contracts	Value

Purchased Call Options (continued)
CBOE SPX® Volatility
	03/18/2015	$14.00	2,000	$870,000
	11/19/2014	18.00	100	9,500
	11/19/2014	20.00	3,290	230,300
	11/19/2014	26.00	100	2,900
	11/19/2014	28.00	1,810	36,200
	11/19/2014	29.00	1,390	20,850
EURO Currency Option	10/28/2015	1.20	25,000,000	623,003
Financial Select Sector SPDR® Fund	01/17/2015	24.00	5,000	255,000
General Electric Co.	01/17/2015	26.00	3,000	153,000
iShares® MSCI Mexico Capped ETF	01/17/2015	69.00	3,023	498,795
Market Vectors® Russia ETF
	01/17/2015	23.00	1,747	113,555
	01/17/2015	24.00	30	1,200
	02/20/2015	26.00	400	8,000
Nucor Corp.	01/17/2015	45.00	33	29,700
Petroleo Brasileiro SA
	11/22/2014	13.00	1,267	29,141
	01/17/2015	15.00	4,500	103,500
Pfizer, Inc.
	01/17/2015	27.00	54	15,768
	06/19/2015	32.00	1,580	80,580
	01/17/2015	33.00	2,810	15,455
Procter & Gamble Co.
	01/17/2015	85.00	900	306,000
	12/20/2014	90.00	694	31,230
SPDR® Gold Shares	03/20/2015	125.00	1,000	112,000
SPDR® S&P 500® ETF Trust
	01/17/2015	190.00	500	660,000
	01/17/2015	191.00	900	1,109,700
	01/17/2015	200.00	4,500	2,511,000
	11/14/2014	202.50	2,000	282,000
Taser International, Inc.
	01/17/2015	16.00	10	3,600
	01/17/2015	18.00	2,000	424,000

Total Purchased Call Options				8,567,515

Purchased Put Options (0.63%)
CBOE SPX® Volatility	02/18/2015	16.00	2,000	320,000

Annual Report | October 31, 2014	27

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Expiration Date	Exercise Price	Contracts	Value

Purchased Put Options (continued)
Energy Select Sector SPDR® Fund	11/22/2014	$85.00	1,000	$108,000
EURO Currency Option
	10/28/2015	1.20	25,000,000	591,643
	06/12/2015	1.33	3,750,000	304,849
	06/12/2015	1.35	7,500,000	741,992
Gilead Sciences, Inc.	11/22/2014	110.00	300	99,000
Herbalife Ltd.
	11/07/2014	46.50	1,000	214,000
	01/17/2015	50.00	475	375,250
iShares® MSCI Mexico Capped ETF	01/17/2015	69.00	3,023	733,078
iShares® Russell 2000 ETF	12/20/2014	105.00	1,000	59,000
Nokia OYJ, Sponsored ADR	01/17/2015	7.00	153	306
Powershares® QQQ Trust Series 1	12/20/2014	98.00	1,000	117,000
Sears Holdings Corp.
	01/17/2015	25.00	2,076	415,200
	11/14/2014	32.00	40	8,500
	11/22/2014	32.00	30	8,250
SPDR® Gold Shares
	12/20/2014	110.00	1,000	198,000
	03/20/2015	125.00	1,000	1,347,500
SPDR® S&P 500® ETF Trust
	01/17/2015	185.00	477	72,981
	12/20/2014	197.00	2,000	546,000
Twitter, Inc.	11/07/2014	51.50	500	475,000

Total Purchased Put Options				6,735,549

TOTAL PURCHASED OPTIONS (Cost $15,858,839)				15,303,064

			Shares	Value

RIGHTS: 0.33%
Sanofi CVR, Strike Price $0.61, Expires: 12/31/2020(b)			5,888,205	3,591,805

TOTAL RIGHTS (Cost $2,880,563)				3,591,805

28	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (20.04%)
Money Market Fund (20.04%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	216,431,222	$216,431,222

TOTAL SHORT TERM INVESTMENTS (Cost $216,431,222)			216,431,222

TOTAL INVESTMENTS (99.17%) (Cost $1,064,689,467)			1,070,879,896

Other Assets In Excess of Liabilities (0.83%)			8,925,398

NET ASSETS (100.00%)			$1,079,805,294

(a)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $396,533,639.

(b)	Non-income producing security.
(c)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of October 31, 2014.

(d)	Security is currently in default.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, the market value of securities restricted under Rule 144A was $92,580,695, representing 8.57% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

Annual Report | October 31, 2014	29

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

COMMON STOCKS (-1.55%)
Consumer, Cyclical (-0.16%)
Airlines (-0.16%)
American Airlines Group, Inc.	(41,444)	$(1,713,709)

Retail (0.00%)(a)
Sears Holdings Corp.	(500)	(17,460)

Total Consumer, Cyclical		(1,731,169)

Consumer, Non-cyclical (-1.33%)
Cosmetics/Personal Care (-0.46%)
The Procter & Gamble Co.	(57,100)	(4,983,117)

Food (-0.50%)
Tyson Foods, Inc., Class A	(133,726)	(5,395,844)

Pharmaceuticals (-0.37%)
Herbalife Ltd.	(75,504)	(3,960,940)

Total Consumer, Non-cyclical		(14,339,901)

Energy (-0.06%)
Oil & Gas (-0.06%)
Petroleo Brasileiro SA, ADR	(61,000)	(713,700)

Total Energy		(713,700)

TOTAL COMMON STOCKS (Proceeds $15,567,576)		(16,784,770)

EXCHANGE TRADED FUNDS (-11.87%)
Debt Funds (-0.44%)
iShares® 20+ Year Treasury Bond ETF	(40,000)	$(4,770,000)

Equity Funds (-11.43%)
Financial Select Sector SPDR® Fund	(100,000)	(2,384,000)
iShares® MSCI Mexico Capped ETF	(30,000)	(2,053,500)
Market Vectors® Russia ETF	(92,321)	(2,029,216)
Powershares® QQQ Trust Series 1	(30,000)	(3,042,000)

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

Equity Funds (continued)
SPDR® S&P 500® ETF Trust	(565,000)	$(113,937,900)

		(123,446,616)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $121,861,029)		(128,216,616)

RIGHTS (0.00%)(a)
Sears Holdings Corp., Strike Price $9.50, Expires: 11/04/2014	(500)	(12)

TOTAL RIGHTS (Proceeds $–)		(12)

	Principal Amount	Value

GOVERNMENT BONDS (-3.01%)
Government (-3.01%)
Sovereign (-3.01%)
Portugal Obrigacoes do Tesouro OT, 5.65% 02/15/2024(b)	$(4,000,000)	(5,984,937)
Spain Government Bond, 2.75% 10/31/2024(b)	(20,000,000)	(26,512,112)

		(32,497,049)

Total Government		(32,497,049)

TOTAL GOVERNMENT BONDS (Proceeds $33,973,979)		(32,497,049)

TOTAL SECURITIES SOLD SHORT (Proceeds $171,402,584)		$(177,498,447)

(a)	Less than (0.005%).
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, the market value of securities restricted under Rule 144A was $(32,497,049), representing (3.01)% of the Fund’s net assets.

Annual Report | October 31, 2014	31

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN OPTIONS (-0.68%)
Written Call Options (-0.23%)
American Capital Ltd.	11/22/2014	$19.00	(1,213)	$(4,245)
CBOE SPX® Volatility:
	02/18/2015	14.00	(2,000)	(800,000)
	11/19/2014	22.00	(200)	(10,000)
	11/19/2014	25.00	(6,220)	(186,600)
iShares® MSCI Mexico Capped ETF:
	11/22/2014	70.00	(300)	(11,400)
	01/17/2015	71.00	(1,200)	(88,800)
Market Vectors® Russia ETF	11/22/2014	26.00	(400)	(1,000)
NetFlix, Inc.	01/17/2015	380.00	(50)	(153,400)
Petroleo Brasileiro SA:
	11/22/2014	15.00	(4,500)	(31,500)
	11/22/2014	16.00	(2,534)	(5,068)
Procter & Gamble Co.	12/20/2014	80.00	(250)	(185,000)
SPDR® S&P 500® ETF Trust	01/17/2015	197.00	(1,026)	(795,150)
Taser International, Inc.:
	01/17/2015	20.00	(600)	(72,000)
	01/17/2015	21.00	(400)	(38,000)
	01/17/2015	22.00	(400)	(26,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $3,451,920)				(2,408,163)

Written Put Options (-0.45%)
American Capital Agency Corp.	01/17/2015	18.00	(1,000)	(17,000)
American Capital Ltd.	11/22/2014	13.00	(2,426)	(26,686)
CBOE SPX® Volatility	12/17/2014	16.00	(2,000)	(366,000)
Direxion Daily Gold Miners Bull 3x Shares:
	01/17/2015	5.00	(31)	(12,090)
	01/17/2015	10.00	(94)	(83,190)
	01/17/2015	11.00	(2)	(1,970)
Energy Select Sector SPDR® Fund	11/22/2014	80.00	(2,000)	(66,000)
Exxon Mobil Corp.	01/17/2015	80.00	(35)	(1,470)

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Expiration Date	Exercise Price	Contracts	Value

Written Put Options (continued)
Direxion Daily Gold Miners Bull 3x Shares: (continued)
Financial Select Sector SPDR® Fund	01/17/2015	$22.00	(5,000)	$(110,000)
Gilead Sciences, Inc.	11/22/2014	105.00	(600)	(91,200)
Herbalife Ltd.:
	01/17/2015	37.50	(545)	(201,650)
	01/17/2015	40.00	(460)	(207,000)
	11/07/2014	40.50	(2,020)	(202,000)
iShares® MSCI Mexico Capped ETF:
	12/20/2014	63.00	(400)	(13,800)
	01/17/2015	63.00	(510)	(31,110)
	11/22/2014	64.00	(600)	(8,700)
	12/20/2014	65.00	(550)	(33,000)
	01/17/2015	65.00	(250)	(23,500)
	12/20/2014	66.00	(600)	(50,400)
	12/20/2014	67.00	(480)	(55,920)
iShares® Russell 2000® ETF	12/20/2014	100.00	(2,000)	(58,000)
Market Vectors® Russia ETF:
	11/22/2014	20.00	(50)	(750)
	01/17/2015	20.00	(100)	(6,000)
	11/07/2014	21.00	(100)	(1,000)
	11/22/2014	21.00	(575)	(14,375)
	01/17/2015	22.00	(58)	(8,468)
Nokia OYJ	12/20/2014	7.00	(153)	(536)
Nucor Corp.	01/17/2015	40.00	(38)	(475)
Pfizer, Inc.:
	01/17/2015	22.00	(66)	(264)
	06/19/2015	25.00	(2,400)	(82,800)
	01/17/2015	29.00	(2,810)	(151,740)
Powershares® QQQ Trust Series 1	12/20/2014	93.00	(2,000)	(86,000)
Procter & Gamble Co.	01/17/2015	75.00	(1,000)	(19,000)
Raytheon Co.	01/17/2015	57.50	(26)	(130)
Sears Holdings Corp.:
	01/17/2015	20.00	(4,462)	(669,300)
	01/17/2015	21.00	(60)	(8,760)
SPDR® Gold Shares	12/20/2014	105.00	(2,000)	(178,000)

Annual Report | October 31, 2014	33

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

	Expiration Date	Exercise Price	Contracts	Value

Written Put Options (continued)
SPDR® S&P 500® ETF Trust:
	01/17/2015	$150.00	(5,145)	$(82,320)
	01/17/2015	180.00	(2,047)	(212,888)
	01/17/2015	181.00	(900)	(104,400)
	12/20/2014	190.00	(4,000)	(532,000)
	01/17/2015	196.00	(1,026)	(362,178)
Taser International, Inc.	01/17/2015	14.00	(1,990)	(59,700)
Twitter, Inc.:
	11/22/2014	41.00	(200)	(31,400)
	11/07/2014	47.50	(1,000)	(607,500)

TOTAL WRITTEN PUT OPTIONS (Premiums received $10,080,165)				(4,880,670)

TOTAL WRITTEN OPTIONS (Premiums received $13,532,085)				$(7,288,833)

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Rate Paid to the Fund	Termination Date	Unrealized Deprectiation

Bank of America Merrill Lynch	Crocodile Gold Corp.	$500,000	0.5535%	N/A	4/15/2015	$(20,755)

						$(20,755)

TOTAL RETURN FUTURES SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Termination Date	Unrealized Deprectiation

Bank of America Merrill Lynch	Long Gilt Future	$(6,306,580)	12/31/2014	$(222,389)
Bank of America Merrill Lynch	Euro - BTP Future	(33,293,404)	12/10/2014	(412,482)
Bank of America Merrill Lynch	Euro-OAT Future	(36,894,361)	12/10/2014	(600,908)
Bank of America Merrill Lynch	Euro-OAT Future	(5,604,008)	12/10/2014	(57,059)
Bank of America Merrill Lynch	Euro-OAT Future	(14,406,740)	12/10/2014	(99,325)
Bank of America Merrill Lynch	Euro-Bund Future	(32,451,524)	12/10/2014	(559,977)

				$(1,952,140)

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Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Tactical Opportunities Fund - Basket of Securities (See specific securities below)

Paid by Fund: For long positions, the Fund pays 1 month LIBOR plus 40bps and any negative return on the reference basket of securities. For short positions, the Fund pays any positive return on the reference basket of securities.

Received by Fund: For long positions, the Fund receives any positive return on the reference basket of securities. For short positions, the Fund receives 1 month LIBOR less the stock lending rate and any negative return on the reference basket of securities.

Swap Reset Frequency: Monthly

Termination Date: November 30, 2014

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions
Acuity Brands, Inc.	(41,256)	$(5,752,324)	$(42,081)
Advisory Board Co.	(73,818)	(3,961,812)	(14,025)
Amazon.com, Inc.	(41,607)	(12,709,274)	(402,111)
Amedisys, Inc.	(140,228)	(3,659,951)	(608,590)
Applied Industrial Technologies, Inc.	(41,150)	(2,008,532)	(16,049)
ARIAD Pharmaceuticals, Inc.	(641,655)	(3,824,264)	6,416
athenahealth, Inc.	(63,037)	(7,722,032)	(204,870)
AvalonBay Communities, Inc., REIT	(23,499)	(3,662,084)	(100,576)
Black Diamond, Inc.	(147,540)	(1,144,910)	35,410
Blackbaud, Inc.	(57,408)	(2,554,656)	(172,224)
CARBO Ceramics, Inc.	(53,000)	(2,738,510)	38,160
CarMax, Inc.	(27,435)	(1,533,891)	(4,664)
Casey’s General Stores, Inc.	(27,263)	(2,232,022)	(48,528)
Cepheid	(130,200)	(6,901,902)	(240,870)
Chipotle Mexican Grill, Inc.	(8,820)	(5,627,160)	69,237
CLARCOR, Inc.	(21,962)	(1,470,576)	(32,504)
Concur Technologies, Inc.	(85,468)	(10,967,254)	(9,402)
Constant Contact, Inc.	(200,688)	(7,096,328)	(355,218)
Core Laboratories NV	(16,125)	(2,249,921)	(47,891)
CR Bard, Inc.	(9,274)	(1,520,658)	(34,685)
Cree, Inc.	(73,439)	(2,311,860)	49,571
Dealertrack Technologies, Inc.	(76,125)	(3,581,681)	(210,866)
Dorman Products, Inc.	(72,937)	(3,381,359)	(269,137)
EastGroup Properties, Inc.	(38,546)	(2,654,278)	(56,663)
Energy Transfer Partners LP	(150,883)	(9,721,392)	(48,283)
Equinix, Inc.	(2,000)	(417,800)	(31,780)
Equity One, Inc., REIT	(85,254)	(2,046,096)	(24,724)
Facebook, Inc., Class A	(221,854)	(16,636,831)	1,282,317
Financial Engines, Inc.	(30,550)	(1,218,028)	(68,737)
FMC Corp.	(20,509)	(1,176,191)	8,819

Annual Report | October 31, 2014	35

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
GATX Corp.	(113,085)	$(7,169,589)	$19,224
Graco, Inc.	(29,049)	(2,280,347)	(3,486)
Harley-Davidson, Inc.	(101,543)	(6,671,375)	(126,929)
Hospira, Inc.	(32,870)	(1,765,119)	(46,018)
Illumina, Inc.	(50,777)	(9,778,635)	(98,000)
iShares 20+ Year Treasury Bond ETF	(45,700)	(5,449,725)	(2,742)
iShares® MSCI Brazil Capped ETF	(60,198)	(2,602,962)	(117,387)
iShares® Nasdaq Biotechnology ETF	(361,718)	(107,292,793)	(965,787)
iShares® Russell 2000® ETF	(317,463)	(37,003,487)	(755,562)
Janus Capital Group, Inc.	(207,175)	(3,105,553)	(76,655)
Kate Spade & Co.	(176,609)	(4,791,402)	(54,749)
Kellogg Co.	(30,971)	(1,980,905)	(37,475)
Keryx Biopharmaceuticals, Inc.	(216,091)	(3,641,133)	(114,528)
Keurig Green Mountain, Inc.	(116,673)	(17,705,128)	(593,866)
Kinder Morgan Energy Partners LP	(111,777)	(10,484,683)	207,905
Kinder Morgan, Inc.	(52,200)	(2,020,140)	24,534
Lennox International, Inc.	(49,509)	(4,402,340)	1,486
LinkedIn Corp., Class A	(51,105)	(11,701,001)	(1,206,589)
Linn Energy LLC	(211,225)	(5,267,952)	(57,031)
Manhattan Associates, Inc.	(149,898)	(6,012,409)	(188,872)
Marketo, Inc.	(146,481)	(4,726,942)	(114,255)
Martin Marietta Materials, Inc.	(51,323)	(6,000,685)	(1,026)
Mattress Firm Holding Corp.	(151,163)	(9,551,990)	80,116
Michael Kors Holdings Ltd.	(74,738)	(5,873,659)	(31,390)
Netflix, Inc.	(34,275)	(13,462,192)	(224,501)
NetSuite, Inc.	(57,958)	(6,297,716)	(159,384)
Nordson Corp.	(28,860)	(2,209,233)	(34,055)
OPKO Health, Inc.	(204,205)	(1,705,112)	22,462
Palo Alto Networks, Inc.	(119,801)	(12,662,966)	(34,743)
Pilgrim’s Pride Corp.	(264,139)	(7,504,189)	(311,684)
Pool Corp.	(122,010)	(7,283,997)	(95,168)
Post Properties, Inc.	(55,364)	(3,097,062)	(57,578)
PriceSmart, Inc.	(38,443)	(3,422,580)	119,942
Public Storage	(13,076)	(2,410,430)	(60,150)
Regency Centers Corp., REIT	(38,784)	(2,354,189)	(50,807)
ResMed, Inc.	(47,287)	(2,469,327)	5,675
Restoration Hardware Holdings, Inc.	(84,525)	(6,789,048)	(174,121)
salesforce.com, Inc.	(114,808)	(7,346,564)	(282,428)
Shutterfly, Inc.	(109,711)	(4,589,211)	116,294
Skechers U.S.A. Inc	(82,355)	(4,508,936)	(55,178)
Sonic Corp.	(161,538)	(4,072,373)	(22,615)
SPDR® S&P MidCap 400® ETF Trust	(224,500)	(57,947,940)	(754,320)

36	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Splunk, Inc.	(201,475)	$(13,313,468)	$98,723
Sprouts Farmers Market, Inc.	(55,719)	(1,621,980)	2,229
SPS Commerce, Inc.	(31,152)	(1,816,162)	(46,105)
Tesla Motors, Inc.	(26,040)	(6,293,868)	27,863
The Boston Beer Co., Inc., Class A	(26,927)	(6,704,823)	(523,999)
The Manitowoc Co. Inc	(231,630)	(4,827,169)	(145,927)
Tiffany & Co.	(31,545)	(3,032,105)	(43,532)
Toro Co.	(64,788)	(3,999,363)	(52,478)
Tractor Supply Co.	(85,260)	(6,242,737)	33,678
TripAdvisor, Inc.	(102,439)	(9,082,242)	16,390
Twitter, Inc.	(339,701)	(14,087,400)	747,627
Tyler Technologies, Inc.	(34,389)	(3,848,817)	(102,823)
Under Armour, Inc., Class A	(181,758)	(11,919,690)	(232,651)
Vail Resorts, Inc.	(26,292)	(2,270,577)	4,996
Valeant Pharmaceuticals International, Inc.	(89,435)	(11,898,432)	(176,187)
VMware, Inc.	(32,000)	(2,674,240)	58,560
Workday, Inc.	(91,525)	(8,738,807)	(148,270)
Xylem, Inc.	(75,449)	(2,743,326)	9,054
Zillow, Inc., Class A	(111,409)	(12,113,501)	(172,684)

Total Short Positions		(687,125,303)	(8,511,525)

Total Positions		$(687,125,303)	$(8,511,525)

(a)	U.S. 1 Month LIBOR as of last reset + 0.40%.
(b)	The Fund receives dividend payments based on any dividend activity of the Reference Obligation.

Common Abbreviations:

ADR - American Depository Receipt.

AMT - Alternate Minimum Tax.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

CBOE- Chicago Board Options Exchange.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designated corporations in various countries, mostly those employing civil law.

SPDR - Standard & Poor’s Depositary Receipt.

SPX - S&P 500® Index.

Annual Report | October 31, 2014	37

Whitebox Tactical Opportunities Fund	Schedule of Investments
October 31, 2014

Sector Allocation Chart as of October 31, 2014 (% of Net Assets)

                  (Cash and Cash equivalents not included)

See Notes to Financial Statements.

38	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

COMMON STOCKS (98.53%)
Basic Materials (0.70%)
Chemicals (0.47%)
Gulf Resources, Inc.(a)	28,375	$38,023
LyondellBasell Industries NV, Class A(b)	2,391	219,087
OMNOVA Solutions, Inc.(a)(b)	18,900	132,867

		389,977

Mining (0.23%)
Nevsun Resources Ltd.	18,430	62,478
Taseko Mines Ltd.(a)	94,701	125,005

		187,483

Total Basic Materials		577,460

Communications (6.16%)
Advertising (0.97%)
MDC Partners, Inc., Class A(b)	38,818	803,532

Internet (2.30%)
eBay, Inc.(a)(b)	8,548	448,770
ePlus, Inc.(a)(b)	1,694	103,453
Global Eagle Entertainment, Inc.(a)	15,633	191,192
Google, Inc., Class A(a)(b)	927	526,415
Monitise PLC(a)	250,830	132,940
Perion Network Ltd.(a)(b)	58,155	319,852
Safeguard Scientifics, Inc.(a)	4,618	92,129
TeleCommunication Systems, Inc., Class A(a)	34,012	97,955

		1,912,706

Media (0.15%)
Cumulus Media, Inc., Class A(a)	31,457	121,424

Telecommunications (2.74%)
Alcatel-Lucent, Sponsored ADR	57,665	172,995
Black Box Corp.(b)	10,792	237,316
Calix, Inc.(a)	12,968	140,184
ClearOne, Inc.(a)	10,470	102,397
Extreme Networks, Inc.(a)(b)	36,012	129,283
Fortinet, Inc.(a)	8,417	219,263
RF Micro Devices, Inc.(a)	16,885	219,674
Silicom Ltd.	2,378	79,496
Telenav, Inc.(a)	12,330	89,023
Vonage Holdings Corp.(a)(b)	199,259	693,421

Annual Report | October 31, 2014	39

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Communications (continued)
Zhone Technologies, Inc.(a)	85,732	$195,469

		2,278,521

Total Communications		5,116,183

Consumer, Cyclical (22.90%)
Airlines (2.72%)
Allegiant Travel Co.(b)	2,997	400,009
American Airlines Group, Inc., Escrow Shares(a)	52,166	83,466
Delta Air Lines, Inc.(b)	5,180	208,391
Gol Linhas Aereas Inteligentes SA, ADR(a)(b)	103,581	535,514
Republic Airways Holdings, Inc.(a)(b)	82,519	1,033,138

		2,260,518

Auto Manufacturers (2.25%)
General Motors Co.(b)	58,064	1,823,209
Wabash National Corp.(a)	4,786	49,296

		1,872,505

Auto Parts & Equipment (4.04%)
Delphi Automotive PLC(b)	3,170	218,667
Modine Manufacturing Co.(a)(b)	30,596	392,547
Motorcar Parts of America, Inc.(a)(b)	34,754	1,009,256
Tenneco, Inc.(a)(b)	9,993	523,233
Tower International, Inc.(a)(b)	40,987	995,984
WABCO Holdings, Inc.(a)	2,212	215,405

		3,355,092

Distribution/Wholesale (0.27%)
LKQ Corp.(a)	7,799	222,817

Entertainment (0.64%)
RCI Hospitality Holdings, Inc.(a)(b)	24,067	286,397
Speedway Motorsports, Inc.	12,748	249,479

		535,876

Home Builders (0.34%)
KB Home(b)	18,094	284,800

Home Furnishings (2.61%)
Hooker Furniture Corp.(b)	21,101	322,634
La-Z-Boy, Inc.(b)	17,401	397,787

40	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Consumer, Cyclical (continued)
Norcraft Cos., Inc.(a)(b)	43,161	$733,737
Whirlpool Corp.	4,175	718,309

		2,172,467

Leisure Time (0.92%)
Harley-Davidson, Inc.(b)	9,599	630,654
Steiner Leisure Ltd.(a)(b)	3,117	131,475

		762,129

Lodging (0.16%)
Century Casinos, Inc.(a)(b)	24,950	135,728

Retail (8.95%)
Bed Bath & Beyond, Inc.(a)	2,785	187,542
Best Buy Co., Inc.	5,922	202,177
Dillard’s, Inc., Class A(b)	3,681	389,302
Dollar General Corp.(a)(b)	5,822	364,865
Dollar Tree, Inc.(a)(b)	13,910	842,529
Ezcorp, Inc., Class A(a)(b)	27,065	305,293
Five Below, Inc.(a)	5,202	207,404
Office Depot, Inc.(a)(b)	100,304	523,587
The Pantry, Inc.(a)(b)	28,071	723,390
PetSmart, Inc.(b)	11,951	864,655
Pier 1 Imports, Inc.	33,683	434,511
Ruth’s Hospitality Group, Inc.	19,577	238,252
Sonic Automotive, Inc., Class A	4,336	107,923
Target Corp.(b)	16,811	1,039,256
Texas Roadhouse, Inc.	18,405	531,352
TravelCenters of America LLC(a)(b)	49,114	475,423

		7,437,461

Total Consumer, Cyclical		19,039,393

Consumer, Non-cyclical (24.78%)
Beverages (0.94%)
MusclePharm Corp.(a)	10,232	132,505
PepsiCo, Inc.	6,737	647,897

		780,402

Biotechnology (1.55%)
Ligand Pharmaceuticals, Inc.(a)(b)	12,667	700,105
Myriad Genetics, Inc.(a)(b)	12,800	505,472

Annual Report | October 31, 2014	41

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Consumer, Non-cyclical (continued)
Venaxis, Inc.(a)	56,784	$80,066

		1,285,643

Commercial Services (5.23%)
Cintas Corp.(b)	15,819	1,158,584
Ennis, Inc.(b)	20,239	300,144
KAR Auction Services, Inc.(b)	29,036	881,533
Net 1 UEPS Technologies, Inc.(a)	42,719	544,240
Newtek Business Services, Inc.(a)	7,150	100,815
On Assignment, Inc.(a)	7,410	215,631
The Providence Service Corp.(a)(b)	20,870	922,037
TrueBlue, Inc.(a)	9,138	225,891

		4,348,875

Food (0.88%)
Cosan Ltd., Class A	7,842	83,047
John B Sanfilippo & Son, Inc.(b)	4,552	169,107
SpartanNash Co.(b)	21,426	480,156

		732,310

Healthcare-Products (6.31%)
Fonar Corp.(a)	15,907	200,746
Greatbatch, Inc.(a)	8,261	414,620
Medtronic, Inc.(b)	16,402	1,117,960
MiMedx Group, Inc.(a)(b)	9,337	95,051
NuVasive, Inc.(a)	10,499	429,409
Patterson Cos., Inc.(b)	16,185	697,735
Synergetics USA, Inc.(a)	43,859	155,700
Trinity Biotech PLC, Sponsored ADR(b)	74,603	1,298,092
Varian Medical Systems, Inc.(a)(b)	9,916	834,134

		5,243,447

Healthcare-Services (5.82%)
Addus HomeCare Corp.(a)(b)	35,591	707,193
Alliance HealthCare Services, Inc.(a)	4,487	108,271
Almost Family, Inc.(a)	4,019	118,320
Civitas Solutions, Inc.(a)(b)	46,602	754,020
Covance, Inc.(a)(b)	9,811	783,899
Envision Healthcare Holdings, Inc.(a)	11,218	392,069
Healthways, Inc.(a)	20,527	318,169
Skilled Healthcare Group, Inc., Class A(a)(b)	41,870	290,159
UnitedHealth Group, Inc.	14,432	1,371,184

		4,843,284

42	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Consumer, Non-cyclical (continued)
Household Products/Wares (1.18%)
Avery Dennison Corp.(b)	9,846	$461,285
Helen of Troy Ltd.(a)	7,936	490,842
Summer Infant, Inc.(a)	9,806	33,242

		985,369

Pharmaceuticals (2.87%)
BioScrip, Inc.(a)	21,858	141,203
Johnson & Johnson	12,415	1,338,089
POZEN, Inc.	25,927	235,158
Supernus Pharmaceuticals, Inc.(a)(b)	83,321	669,067

		2,383,517

Total Consumer, Non-cyclical		20,602,847

Energy (3.23%)
Energy-Alternate Sources (0.24%)
Green Plains, Inc.	5,928	202,738

Oil & Gas (2.88%)
Bellatrix Exploration Ltd.(a)	8,732	40,604
Cobalt International Energy, Inc.(a)	13,971	163,600
Gastar Exploration, Inc.(a)	50,639	202,556
Gran Tierra Energy, Inc.(a)(b)	185,868	847,558
Ithaca Energy, Inc.(a)	120,985	152,925
Ithaca Energy, Inc. (CAD)(a)(b)	32,900	42,035
PBF Energy, Inc., Class A(b)	11,864	309,295
Superior Energy Services, Inc.	6,580	165,487
Vantage Drilling Co.(a)(b)	62,010	59,995
Vertex Energy, Inc.(a)(b)	64,307	406,420

		2,390,475

Oil & Gas Services (0.11%)
MRC Global, Inc.(a)	4,248	89,335

Total Energy		2,682,548

Financials (18.15%)
Banks (1.37%)
Ameris Bancorp(b)	20,398	505,870
C&F Financial Corp.	3,750	128,775
Financial Institutions, Inc.	9,393	236,140

Annual Report | October 31, 2014	43

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Financials (continued)
OFG Bancorp	17,322	$269,704

		1,140,489

Diversified Financial Services (7.54%)
AerCap Holdings NV(a)	2,636	114,244
Aircastle Ltd.	8,111	154,758
Ally Financial, Inc.(a)(b)	25,981	589,769
Consumer Portfolio Services, Inc.(a)	29,790	210,317
Encore Capital Group, Inc.(a)(b)	15,283	695,529
Federal Agricultural Mortgage Corp., Class C(b)	10,899	362,937
Fly Leasing Ltd., ADR(b)	20,476	253,493
JGWPT Holdings, Inc., Class A(a)(b)	141,664	1,575,304
Marlin Business Services Corp.	6,652	140,623
Nelnet, Inc., Class A(b)	12,070	574,411
Och-Ziff Capital Management Group LLC, Class A	20,757	228,742
Ocwen Financial Corp.(a)(b)	5,664	133,444
Oppenheimer Holdings, Inc., Class A	4,273	104,902
Pzena Investment Management, Inc., Class A	5,357	53,838
Regional Management Corp.(a)(b)	37,511	437,378
Stonegate Mortgage Corp.(a)(b)	44,458	642,863

		6,272,552

Insurance (1.99%)
Assured Guaranty Ltd.(b)	8,546	197,242
Crawford & Co., Class A	7,709	67,993
HCI Group, Inc.	3,150	160,146
Health Insurance Innovations, Inc., Class A(a)	127	1,285
Lincoln National Corp.(b)	4,113	225,228
Maiden Holdings Ltd.(b)	35,988	430,057
MetLife, Inc.	3,885	210,722
National Western Life Insurance Co., Class A	1,342	363,682

		1,656,355

Investment Companies (1.28%)
American Capital Ltd.(a)(b)	71,574	1,061,443

Real Estate Investment Trusts (5.67%)
Ashford Hospitality Trust, Inc.(b)	10,463	118,232
Cherry Hill Mortgage Investment Corp.(b)	23,511	437,775
The Geo Group, Inc.	5,456	217,913
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(b)	39,314	549,610
New Residential Investment Corp.(b)	26,219	324,591
Newcastle Investment Corp.(b)	80,840	1,952,286

44	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Financials (continued)
Preferred Apartment Communities, Inc., Class A	47,933	$407,430
RAIT Financial Trust(b)	96,422	706,773

		4,714,610

Savings & Loans (0.30%)
Meta Financial Group, Inc.	133	4,989
Pacific Premier Bancorp, Inc.(a)	14,891	241,085

		246,074

Total Financials		15,091,523

Industrials (16.87%)
Aerospace & Defense (1.56%)
B/E Aerospace, Inc.(a)(b)	3,108	231,391
Ducommun, Inc.(a)	3,555	93,887
Spirit AeroSystems Holdings, Inc., Class A(a)	3,041	119,633
United Technologies Corp.	8,013	857,391

		1,302,302

Building Materials (0.21%)
Builders FirstSource, Inc.(a)	29,074	172,409

Electrical Components & Equipment (2.70%)
Emerson Electric Co.(b)	16,298	1,044,050
EnerSys	14,725	924,730
General Cable Corp.	10,175	144,180
PowerSecure International, Inc.(a)(b)	12,062	134,732

		2,247,692

Electronics (2.46%)
Checkpoint Systems, Inc.(a)	10,042	133,157
Flextronics International Ltd.(a)(b)	40,135	430,247
FLIR Systems, Inc.	12,422	416,510
Gentex Corp.(b)	20,093	657,845
Methode Electronics, Inc.	4,947	194,813
Trimble Navigation Ltd.(a)	6,360	170,829
Turtle Beach Corp.(a)	7,458	43,107

		2,046,508

Engineering & Construction (1.54%)
Fluor Corp.	3,296	218,656
Granite Construction, Inc.(b)	23,645	872,737

Annual Report | October 31, 2014	45

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Industrials (continued)
Tutor Perini Corp.(a)(b)	6,872	$192,485

		1,283,878

Forest Products & Paper (0.31%)
Xerium Technologies, Inc.(a)(b)	17,112	255,311

Machinery-Diversified (1.10%)
Chart Industries, Inc.(a)	10,142	472,110
The Middleby Corp.(a)	4,972	440,022

		912,132

Metal Fabrication/Hardware (1.17%)
Mueller Water Products, Inc., Class A(b)	98,342	970,636

Miscellaneous Manufacturing (2.39%)
Carlisle Cos., Inc.(b)	10,926	971,103
Crane Co.(b)	7,543	470,306
FreightCar America, Inc.(b)	14,350	473,119
MFRI, Inc.(a)	7,723	70,434

		1,984,962

Oil & Gas Services (0.47%)
Bristow Group, Inc.	3,074	227,169
Hornbeck Offshore Services, Inc.(a)	5,296	162,375

		389,544

Packaging & Containers (0.89%)
Graphic Packaging Holding Co.(a)(b)	25,888	314,021
Rock-Tenn Co., Class A	3,830	195,905
Sealed Air Corp.	6,371	230,949

		740,875

Transportation (2.07%)
Aegean Marine Petroleum Network, Inc.(b)	75,858	641,000
ArcBest Corp.	118	4,567
Atlas Air Worldwide Holdings, Inc.(a)(b)	12,749	470,693
Dynagas LNG Partners LP	7,800	171,756
Quality Distribution, Inc.(a)	8,646	112,052
Roadrunner Transportation Systems, Inc.(a)	11,711	241,364

46	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Shares	Value

Industrials (continued)
Safe Bulkers, Inc.	14,858	$79,342

		1,720,774

Total Industrials		14,027,023

Technology (5.74%)
Computers (3.85%)
Apple, Inc.	3,809	411,372
EPAM Systems, Inc.(a)(b)	13,780	657,857
Icad, Inc.(a)(b)	85,437	961,166
Netlist, Inc.(a)	128,824	117,565
Quantum Corp.(a)(b)	443,322	567,452
Super Micro Computer, Inc.(a)	4,106	131,228
Sykes Enterprises, Inc.(a)(b)	13,302	286,525
WidePoint Corp.(a)	43,290	67,533

		3,200,698

Semiconductors (1.37%)
Atmel Corp.(a)(b)	13,668	101,417
Avago Technologies Ltd.	1,458	125,752
Integrated Device Technology, Inc.(a)	7,180	117,824
IPG Photonics Corp.(a)(b)	2,865	210,320
Skyworks Solutions, Inc.	1,806	105,181
Ultra Clean Holdings, Inc.(a)	19,384	170,191
Xcerra Corp.(a)(b)	35,969	305,377

		1,136,062

Software (0.52%)
Acxiom Corp.(a)	6,121	115,319
Aspen Technology, Inc.(a)(b)	5,903	217,998
Planet Payment, Inc.(a)	60,510	102,262

		435,579

Total Technology		4,772,339

TOTAL COMMON STOCKS (Cost $82,330,925)		81,909,316

Annual Report | October 31, 2014	47

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

			Shares	Value

EXCHANGE TRADED FUNDS (0.21%)
Equity Funds (0.21%)
Market Vectors® Gold Miners ETF(b)			9,862	$169,725

TOTAL EXCHANGE TRADED FUNDS (Cost $232,574)				169,725

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (0.13%)
Purchased Call Options (0.08%)
American Capital Ltd.	11/22/2014	$16.00	80	2,080
General Mills, Inc.	04/17/2015	55.00	820	64,780

Total Purchased Call Options				66,860

Purchased Put Options (0.05%)
HHGregg, Inc.:
	01/17/2015	5.00	25	825
	01/17/2015	8.00	149	40,602

Total Purchased Put Options				41,427

TOTAL PURCHASED OPTIONS (Cost $64,367)				108,287

			Shares	Value

WARRANTS: 0.00%(c)
EnteroMedics, Inc., Strike Price: $1.90, Expires: 09/28/2016(a)			19,964	1,505

TOTAL WARRANTS (Cost $26,248)				1,505

		7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (1.47%)
Money Market Fund (1.47%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class		0.00001%	1,222,632	1,222,632

TOTAL SHORT TERM INVESTMENTS (Cost $1,222,632)				1,222,632

48	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	7-Day Yield	Shares	Value

TOTAL INVESTMENTS (100.34%) (Cost $83,876,746)			$83,411,465

Liabilities in Excess of Other Assets (-0.34%)			(280,432)

NET ASSETS (100.00%)			$83,131,033

(a)	Non-income producing security.
(b)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $47,920,046.

(c)	Less than 0.005% of Net Assets.

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN OPTIONS (-0.06%)
Written Call Options (-0.05%)
American Capital Ltd.	11/22/2014	$19.00	(80)	$(280)
Avago Technologies Ltd.	11/22/2014	87.50	(15)	(3,000)
Campbell Soup Co.	11/22/2014	42.00	(50)	(11,375)
CSX Corp.	11/22/2014	34.00	(44)	(7,656)
Harley-Davidson, Inc.	11/22/2014	62.50	(11)	(3,982)
hhgregg, Inc.:
	01/17/2015	6.00	(25)	(500)
	01/17/2015	10.00	(149)	(1,118)
Pilgrim’s Pride Corp.	11/22/2014	30.00	(42)	(1,974)
Sealed Air Corp.	12/20/2014	37.00	(55)	(4,812)
Super Micro Computer, Inc.	11/22/2014	30.00	(42)	(10,710)

TOTAL WRITTEN CALL OPTIONS (Premiums received $41,894)				(45,407)

Written Put Options (-0.01%)
American Capital Ltd.	11/22/2014	13.00	(160)	(1,760)
Avago Technologies Ltd.:
	11/22/2014	70.00	(38)	(380)
	11/22/2014	75.00	(6)	(180)
Cognex Corp.	11/22/2014	35.00	(48)	(1,200)
Harley-Davidson, Inc.	11/22/2014	55.00	(46)	(92)
Integrated Device Technology, Inc.	11/22/2014	15.00	(90)	(2,250)

Annual Report | October 31, 2014	49

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

	Expiration Date	Exercise Price	Contracts	Value

Written Put Options (continued)
Mead Johnson Nutrition Co.	11/22/2014	$85.00	(20)	$(460)
Oracle Corp.	11/22/2014	36.00	(62)	(434)
Superior Energy Services, Inc.	11/22/2014	22.50	(44)	(1,188)
United Rentals, Inc.	11/14/2014	88.00	(16)	(200)

TOTAL WRITTEN PUT OPTIONS (Premiums received $53,407)				(8,144)

TOTAL WRITTEN OPTIONS (Premiums received $95,301)				$(53,551)

TOTAL RETURN SWAP CONTRACTS

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Market Neutral Equity Fund - Basket of Securities (See specific securities below)

Paid by Fund: For long positions, the Fund pays 1 month LIBOR plus 40bps and any negative return on the reference basket of securities. For short positions, the Fund pays any positive return on the reference basket of securities.

Received by Fund: For long positions, the Fund receives any positive return on the reference basket of securities. For short positions, the Fund receives 1 month LIBOR less the stock lending rate and any negative return on the reference basket of securities.

Swap Reset Frequency: Monthly

Termination Date: November 30, 2014

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions
8x8, Inc.	(35,517)	(279,164)	2,841
Affymetrix, Inc.	(43,710)	(393,827)	(41,961)
Agilysys, Inc.	(18,360)	(207,468)	(367)
Alico, Inc.	(5,674)	(209,371)	(4,142)
Amazon.com, Inc.	(1,499)	(457,885)	(13,320)
American Airlines Group, Inc.	(3,388)	(140,094)	(3,761)
Amsurg Corp.	(12,200)	(658,922)	(32,086)
AO Smith Corp.	(5,887)	(314,071)	(4,297)
Apogee Enterprises, Inc.	(7,298)	(320,382)	(11,312)
Armstrong World Industries, Inc.	(10,125)	(490,252)	(31,488)
Astec Industries, Inc.	(7,394)	(280,307)	1,257

50	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
athenahealth, Inc.	(865)	$(105,962)	$(2,811)
AvalonBay Communities, Inc., REIT	(2,950)	(459,728)	(12,626)
Bank of the Ozarks, Inc.	(7,191)	(253,411)	(2,805)
BankFinancial Corp.	(7,250)	(86,492)	(3,407)
Bankrate, Inc.	(7,201)	(78,203)	(1,656)
Black Diamond, Inc.	(23,184)	(179,908)	5,564
Boeing Co.	(5,330)	(665,770)	(6,929)
Campbell Soup Co.	(1,098)	(48,499)	(410)
CARBO Ceramics, Inc.	(5,281)	(272,869)	3,803
Cardiovascular Systems, Inc.	(7,015)	(217,465)	(16,696)
Caterpillar, Inc.	(6,271)	(635,942)	(1,568)
Centene Corp.	(2,350)	(217,775)	(9,447)
Cepheid	(14,094)	(747,123)	(26,074)
Chuy’s Holdings, Inc.	(19,579)	(585,608)	27,410
Citizens, Inc.	(52,295)	(381,231)	(16,212)
CLARCOR, Inc.	(6,476)	(433,633)	(9,585)
Clean Energy Fuels Corp.	(82,587)	(603,711)	(7,433)
Clifton Bancorp, Inc.	(15,933)	(207,448)	(1,912)
Cohen & Steers, Inc.	(2,533)	(108,564)	(2,837)
Colfax Corp.	(8,827)	(480,012)	(17,919)
Conn’s, Inc.	(26,234)	(816,140)	24,135
Constant Contact, Inc.	(3,396)	(120,083)	(6,011)
Costco Wholesale Corp.	(5,024)	(670,051)	(11,606)
Cree, Inc.	(2,654)	(83,548)	1,791
Crimson Wine Group Ltd.	(17,590)	(160,069)	2,639
CSX Corp.	(1,098)	(39,122)	(241)
Deere & Co.	(9,395)	(803,648)	(469)
Deltic Timber Corp	(13,103)	(852,874)	13,103
DexCom, Inc.	(6,584)	(295,951)	(5,202)
Dick’s Sporting Goods, Inc.	(6,634)	(300,985)	(1,526)
Dorman Products, Inc.	(10,835)	(502,311)	(39,982)
Dunkin’ Brands Group, Inc.	(10,786)	(490,547)	9,708
Ecolab, Inc.	(2,534)	(281,857)	(1,571)
Ellie Mae, Inc.	(5,464)	(209,708)	601
Endo International PLC	(5,097)	(341,091)	(1,733)
Endologix, Inc.	(23,548)	(268,447)	(235)
Equity One, Inc., REIT	(19,557)	(469,368)	(5,672)
Erie Indemnity Co.	(8,177)	(693,982)	(7,196)
Essex Property Trust, Inc., REIT	(2,643)	(533,252)	(15,647)
Federal Realty Investment Trust	(3,599)	(474,348)	(6,154)
Federal-Mogul Holdings Corp.	(16,758)	(261,592)	(9,719)
Ford Motor Co.	(116,475)	(1,641,133)	8,153

Annual Report | October 31, 2014	51

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Forrester Research, Inc.	(2,500)	$(100,700)	$1,425
Fortune Brands Home & Security, Inc.	(14,318)	(619,254)	(9,880)
FXCM, Inc.	(13,762)	(226,523)	(11,698)
General Dynamics Corp.	(3,481)	(486,505)	(11,000)
Gorman-Rupp Co.	(14,868)	(471,910)	(9,813)
Greenhill & Co., Inc.	(13,349)	(600,705)	41,115
Haemonetics Corp.	(6,588)	(248,499)	(922)
Hawaiian Holdings, Inc.	(7,352)	(127,484)	(1,765)
Health Care Select Sector SPDR® Fund	(47,609)	(3,202,657)	(71,889)
Hill-Rom Holdings, Inc.	(11,273)	(501,423)	(4,171)
HNI Corp.	(9,631)	(449,286)	(23,307)
Horsehead Holding Corp.	(1,888)	(29,660)	(264)
Iconix Brand Group, Inc.	(8,637)	(345,566)	(4,923)
IMAX Corp.	(11,756)	(346,332)	(4,703)
Integra LifeSciences Holdings Corp.	(4,855)	(248,139)	(7,816)
Inter Parfums, Inc.	(3,705)	(105,222)	(1,186)
Interactive Intelligence Group, Inc.	(4,811)	(232,179)	(12,413)
iPATH S&P 500® VIX Short-Term Futures ETN	(3,098)	(93,900)	589
iShares® MSCI Brazil Capped ETF	(10,820)	(467,857)	(21,099)
iShares® Nasdaq Biotechnology ETF	(2,983)	(884,817)	(7,994)
iShares® Russell 2000® ETF	(142,414)	(16,599,776)	(336,430)
Ixia	(3,172)	(30,546)	(1,268)
Kansas City Southern	(3,778)	(463,901)	(3,778)
Kate Spade & Co.	(9,691)	(262,917)	(3,004)
Kindred Healthcare, Inc.	(21,337)	(464,080)	(14,723)
Lancaster Colony Corp.	(3,610)	(330,279)	(3,285)
Landauer, Inc.	(274)	(9,806)	(660)
Lumber Liquidators Holdings, Inc.	(7,198)	(387,036)	(31,023)
Luminex Corp.	(18,442)	(350,398)	(4,426)
Marcus Corp.	(2,300)	(39,399)	(966)
Masonite International Corp.	(4,173)	(225,592)	11,852
Merit Medical Systems, Inc.	(11,400)	(172,710)	(1,710)
Michael Kors Holdings Ltd.	(2,386)	(187,516)	(1,002)
Moog, Inc.	(4,299)	(329,045)	215
Natural Grocers by Vitamin Cottage, Inc.	(16,106)	(291,680)	(9,825)
Natus Medical, Inc.	(6,117)	(207,978)	(3,364)
Navistar International Corp.	(12,990)	(459,456)	2,468
NCI Building Systems, Inc.	(22,488)	(446,837)	(7,646)
Netflix, Inc.	(525)	(206,204)	(3,438)
NetSuite, Inc.	(2,876)	(312,506)	(7,909)
Noodles & Co.	(16,758)	(382,585)	(19,272)
Panera Bread Co.	(1,446)	(233,731)	13,535

52	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Paylocity Holding Corp.	(5,934)	$(145,383)	$(9,791)
Pennsylvania Real Estate Investment Trust	(19,107)	(409,463)	(7,643)
Pentair PLC	(4,125)	(276,581)	1,155
PerkinElmer, Inc.	(12,654)	(549,437)	(7,340)
Pilgrim’s Pride Corp.	(10,198)	(289,725)	(12,033)
Piper Jaffray Cos	(1,329)	(75,035)	(1,768)
Polaris Industries, Inc.	(4,729)	(713,417)	(6,100)
Power Solutions International, Inc.	(4,062)	(266,061)	(17,832)
PriceSmart, Inc.	(4,619)	(411,230)	14,411
Proto Labs, Inc.	(6,430)	(420,329)	(20,704)
Raven Industries, Inc.	(10,206)	(258,722)	(3,776)
Regency Centers Corp., REIT	(15,758)	(956,511)	(20,643)
Restoration Hardware Holdings, Inc.	(2,451)	(196,864)	(5,049)
Ritchie Bros Auctioneers, Inc.	(2,523)	(61,536)	(1,413)
RLI Corp.	(25,277)	(1,253,486)	(29,826)
Roundy’s, Inc.	(86,321)	(290,902)	2,589
Saia, Inc.	(6,223)	(305,051)	(373)
Sears Holdings Corp.	(6,125)	(213,885)	15,313
Sears Holdings Corp. (Rights)	(11,820)	(284)	(284)
Sonoco Products Co.	(9,296)	(379,928)	(4,927)
SPDR® S&P 500® ETF Trust	(11,860)	(2,391,688)	(34,760)
SPDR® S&P MidCap 400® ETF Trust	(5,523)	(1,425,597)	(18,558)
Sportsman’s Warehouse Holdings, Inc.	(40,369)	(282,179)	6,056
STAAR Surgical Co.	(18,034)	(172,585)	25,969
Sun Hydraulics Corp.	(8,236)	(327,875)	(9,142)
SunCoke Energy, Inc.	(7,058)	(168,686)	(2,329)
Synageva BioPharma Corp.	(2,101)	(159,130)	5,357
Taubman Centers, Inc.	(3,897)	(296,367)	5,417
Tesla Motors, Inc.	(859)	(207,620)	919
The Bon-Ton Stores, Inc.	(24,035)	(211,748)	(2,163)
The Boston Beer Co., Inc., Class A	(451)	(112,299)	(8,776)
The Coca-Cola Co.	(9,981)	(418,004)	(13,175)
The Hershey Co.	(4,556)	(436,966)	(1,731)
The St. Joe Co.	(23,190)	(444,089)	19,247
The Wendy’s Co.	(24,225)	(194,285)	1,211
Thermo Fisher Scientific, Inc.	(2,725)	(320,378)	2,099
Tile Shop Holdings, Inc.	(29,937)	(257,758)	4,490
Titan International, Inc.	(41,650)	(439,824)	(29,155)
Tootsie Roll Ind.	(16,897)	(500,996)	(13,687)
Tractor Supply Co.	(6,955)	(509,245)	2,747
Under Armour, Inc., Class A	(2,915)	(191,166)	(3,731)
United Natural Foods, Inc.	(1,602)	(108,968)	(3,620)

Annual Report | October 31, 2014	53

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
United Parcel Service, Inc., Class B	(11,123)	$(1,166,914)	$(22,357)
USG Corp.	(8,781)	(235,858)	(1,405)
Vascular Solutions, Inc.	(12,588)	(370,213)	(12,714)
Ventas, Inc.	(12,256)	(839,659)	(12,624)
ViewPoint Financial Group, Inc.	(3,844)	(104,826)	(2,729)
Visteon Corp.	(7,166)	(672,887)	(788)
WD-40 Co.	(6,018)	(461,400)	(8,907)
Westamerica Bancorporation	(22,595)	(1,114,837)	(23,047)
Whole Foods Market, Inc.	(8,419)	(331,119)	(4,462)
Woodward, Inc.	(3,638)	(186,302)	(5,639)
Zillow, Inc., Class A	(1,354)	(147,220)	(2,098)
Zoe’s Kitchen, Inc.	(6,415)	(233,891)	7,698
Zoetis, Inc.	(5,367)	(199,438)	(805)

Total Short Positions		(76,129,647)	(1,155,619)

Total Positions		$(76,129,647)	$(1,155,619)

Common Abbreviations:

ADR - American Depository Receipt.

ETN - Exchange Traded Note.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SA – Generally designated corporations in various countries, mostly those employing civil law.

SPDR - Standard and Poor’s Depository Receipt.

54	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
October 31, 2014

Sector Allocation Chart as of October 31, 2014 (% of Net Assets)

(Cash and Cash equivalents not included)

    See Notes to Financial Statements.

Annual Report | October 31, 2014	55

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

	Shares	Value

COMMON STOCKS (2.74%)
Financials (2.74%)
Real Estate Investment Trusts (2.74%)
American Capital Agency Corp.	8,945	$203,409
Newcastle Investment Corp.	5,666	136,834

		340,243

Total Financials		340,243

TOTAL COMMON STOCKS (Cost $354,569)		340,243

CLOSED END FUNDS (0.86%)
Nuveen Municipal Advantage Fund, Inc.	7,776	106,842

TOTAL CLOSED END FUNDS (Cost $107,010)		106,842

	Principal Amount	Value

BANK LOANS (17.92%)(a)
Consumer, Cyclical (11.90%)
Airlines (2.01%)
American Airlines, 4.25% 10/08/2021	$250,000	249,312

Retail (9.89%)
J.C. Penny Co., Inc., 6.00% 05/22/2018	497,481	492,093
Kate Spade & Company, 4.00% 04/09/2021	498,750	485,815
Rite Aid Corporation, 4.88% 06/21/2021	250,000	250,313

		1,228,221

Total Consumer, Cyclical		1,477,533

Industrials (6.02%)
Machinery-Diversified (2.03%)
Zebra Technologies, 4.75% 09/30/2021	250,000	252,161

Transportation (3.99%)
YRC Worldwide, Inc., 8.25% 02/13/2019	497,494	494,698

Total Industrials		746,859

TOTAL BANK LOANS (Cost $2,244,733)		2,224,392

56	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

	Principal
	Amount	Value

CONVERTIBLE CORPORATE BONDS (3.30%)
Consumer, Non-cyclical (1.71%)
Pharmaceuticals (1.71%)
Herbalife Ltd., 2.00% 08/15/2019(b)	$250,000	$211,408

Total Consumer, Non-cyclical		211,408

Energy (1.59%)
Oil & Gas (1.59%)
Lukoil International Finance BV, 2.63% 06/16/2015	200,000	197,500

Total Energy		197,500

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $414,463)		408,908

CORPORATE BONDS (61.76%)
Basic Materials (3.88%)
Forest Products & Paper (3.88%)
Resolute Forest Products, Inc., 5.88% 05/15/2023(c)	500,000	481,250

Total Basic Materials		481,250

Communications (28.92%)
Internet (8.23%)
IAC/InterActiveCorp, 4.75% 12/15/2022(c)	250,000	245,625
Netflix, Inc., 5.75% 03/01/2024(b)(c)	500,000	526,250
VeriSign, Inc., 4.63% 05/01/2023(c)	250,000	250,313

		1,022,188

Media (10.08%)
DISH DBS Corp., 5.00% 03/15/2023(c)	500,000	499,375
Sirius XM Radio, Inc., 6.00% 07/15/2024(b)(c)	250,000	261,250
Time, Inc., 5.75% 04/15/2022(b)(c)	500,000	490,000

		1,250,625

Telecommunications (10.61%)
CenturyLink, Inc., 7.60% 09/15/2039(c)	250,000	253,750
Frontier Communications Corp., 7.13% 01/15/2023(c)	250,000	267,500
Sprint Corp., 7.88% 09/15/2023(b)(c)	500,000	542,500

Annual Report | October 31, 2014	57

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

	Principal
	Amount	Value

Communications (continued)
Windstream Corp., 6.38% 08/01/2023(c)	$250,000	$252,812

		1,316,562

Total Communications		3,589,375

Consumer, Cyclical (8.23%)
Auto Parts & Equipment (2.03%)
Lear Corp., 4.75% 01/15/2023(c)	250,000	251,875

Retail (6.20%)
L Brands, Inc., 5.63% 10/15/2023(c)	250,000	269,375
PVH Corp., 4.50% 12/15/2022(c)	500,000	500,000

		769,375

Total Consumer, Cyclical		1,021,250

Consumer, Non-cyclical (6.11%)
Commercial Services (1.98%)
Sotheby’s, 5.25% 10/01/2022(b)	250,000	246,250

Healthcare-Services (4.13%)
Fresenius Medical Care US Finance II, Inc., 4.75% 10/15/2024(b)	250,000	252,812
HCA, Inc., 5.25% 04/15/2025	250,000	259,375

		512,187

Total Consumer, Non-cyclical		758,437

Energy (4.14%)
Coal (2.12%)
Westmoreland Coal Co. / Westmoreland Partners, 10.75% 02/01/2018(b)	250,000	262,500

Oil & Gas (2.02%)
Tesoro Corp., 5.13% 04/01/2024(c)	250,000	250,938

Total Energy		513,438

Industrials (2.08%)
Packaging & Containers (2.08%)
Sealed Air Corp., 5.25% 04/01/2023(b)(c)	250,000	258,750

Total Industrials		258,750

58	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

	Principal
	Amount	Value

Technology (6.31%)
Computers (4.09%)
Seagate HDD Cayman, 4.75% 01/01/2025(b)	$500,000	$508,125

Semiconductors (2.22%)
Micron Technology, Inc., 5.50% 02/01/2025(b)(c)	271,000	275,065

Total Technology		783,190

Utilities (2.09%)
Electric (2.09%)
NRG Energy, Inc., 6.25% 05/01/2024(b)(c)	250,000	259,375

Total Utilities		259,375

TOTAL CORPORATE BONDS (Cost $7,629,782)		7,665,065

MORTGAGE BACKED SECURITIES (3.07%)
Asset Backed Securities (2.08%)
Other ABS (2.08%)
Lehman XS Trust 2007-3, 0.31% 03/25/2037(d)	383,771	257,317

Total Asset Backed Securities		257,317

Mortgage Securities (0.99%)
WL Collateral CMO (0.99%)
American Home Mortgage Assets Trust 2006-2, 1.07% 09/25/2046(d)	170,910	122,996

Total Mortgage Securities		122,996

TOTAL MORTGAGE BACKED SECURITIES (Cost $370,188)		380,313

MUNICIPAL BONDS (2.39%)
Government (2.39%)
New York Liberty Development Corp., 5.25% 10/01/2035(c)	250,000	296,740

TOTAL MUNICIPAL BONDS (Cost $286,654)		296,740

Annual Report | October 31, 2014	59

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

	7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (6.20%)
Money Market Fund (6.20%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	769,742	$769,742

TOTAL SHORT TERM INVESTMENTS (Cost $769,742)			769,742

TOTAL INVESTMENTS (98.24%) (Cost $12,177,141)			12,192,245

Other Assets In Excess of Liabilities (1.76%)			218,063

NET ASSETS (100.00%)			$12,410,308

(a)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Interest rate disclosed is that which is in effect as of October 31, 2014.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, the market value of securities restricted under Rule 144A was $4,094,285, representing 32.99% of the Fund’s net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(c)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $6,405,500.

(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at October 31, 2014.

60	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

EXCHANGE TRADED FUNDS (-11.72%)
Debt Funds (-11.72%)
iShares® 20+ Year Treasury Bond ETF	(12,200)	$(1,454,850)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,393,952)		(1,454,850)

TOTAL SECURITIES SOLD SHORT (Proceeds $1,393,952)		$(1,454,850)

Common Abbreviations:

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

ETF - Exchange Traded Fund.

Ltd. - Limited.

Annual Report | October 31, 2014	61

Whitebox Tactical Advantage Fund	Schedule of Investments
October 31, 2014

Sector Allocation Chart as of October 31, 2014 (% of Net Assets)

(Cash and Cash equivalents not included)

   See Notes to Financial Statements.

62	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Assets and Liabilities
October 31, 2014

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
ASSETS:
Investments, at value (cost $1,064,689,467, $83,876,746 and $12,177,141)	$1,070,879,896	$83,411,465	$12,192,245
Foreign currency, at value (cost $33,071,793, $71,414 and $–, respectively)	31,435,175	71,145	–
Deposit with broker for securities sold short, written options and total return swap contracts	170,070,964	1,065,371	1,509,862
Receivable for investments sold	10,868,573	1,480,169	291,250
Receivable for shares sold	3,567,619	12,469	–
Interest receivable	2,491,162	–	115,758
Receivable due from adviser	–	–	2,134
Dividends receivable	427,968	15,764	2,489
Prepaid assets	57,550	26,933	50,932

Total Assets	1,289,798,907	86,083,316	14,164,670

LIABILITIES:
Securities sold short (proceeds $171,402,584, $– and $1,393,952)	177,498,447	–	1,454,850
Written options, at value (premiums received $13,532,085, $95,301 and $–)	7,288,833	53,551	–
Payable for total return swap contract payments	412,321	108,639	–
Payable for dividend expense on securities sold short	35,681	–	–
Payable for interest on short sales	211,667	–	–
Unrealized depreciation on total return swap contracts	10,484,420	1,155,619	–
Payable for investments purchased	10,920,077	1,296,732	248,125
Payable for shares redeemed	1,539,691	125,687	–
Payable due to investment adviser	907,797	66,070	–

See Notes to Financial Statements.
Annual Report | October 31, 2014	63

Whitebox Mutual Funds	Statements of Assets and Liabilities (continued)
October 31, 2014

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity	Whitebox Tactical Advantage
Payable for distribution and service fees	31,287	4,237	138
Payable for chief compliance officer fee	1,111	1,111	1,111
Accrued expenses and other liabilities	662,281	140,637	50,138

Total Liabilities	209,993,613	2,952,283	1,754,362

NET ASSETS	$1,079,805,294	$83,131,033	$12,410,308

NET ASSETS CONSIST OF:
Paid-in capital	$1,106,955,479	$83,518,131	$12,400,321
Accumulated net investment income/(loss)	(97,865)	–	22,893
Accumulated net realized gain/(loss) on investments, securities sold short, written options and total return swaps contracts	(21,287,272)	1,192,321	32,888
Net unrealized depreciation on investments, securities sold short, written options and total return swap contracts	(5,765,048)	(1,579,419)	(45,794)

NET ASSETS	$1,079,805,294	$83,131,033	$12,410,308

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.37	$10.72	$9.97
Net Assets	$932,810,877	$64,924,023	$11,741,356
Shares of beneficial interest outstanding	75,384,176	6,056,880	1,177,657
Investor Class:
Net Asset Value, offering and redemption price per share	$12.27	$10.66	$9.97
Net Assets	$146,994,417	$18,207,010	$668,952
Shares of beneficial interest outstanding	11,983,677	1,707,309	67,069

See Notes to Financial Statements.
64	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Operations
For the Year Ended October 31, 2014

	Whitebox Tactical	Whitebox Market	Whitebox Tactical
	Opportunities	Neutral Equity	Advantage Fund(a)
INVESTMENT INCOME:
Interest	$3,523,645	$–	$274,916
Dividends	9,341,147	633,636	13,140
Foreign taxes withheld	(7,292)	(2,066)	–

Total Investment Income	12,857,500	631,570	288,056

EXPENSES:
Investment advisory fee	7,570,266	1,179,443	50,202
Administration fee	311,147	50,665	4,490
Distribution and service fees
Investor Class	290,822	41,159	958
Advisor Class(b)	34,796	6,913	–
Custodian fee	59,383	62,788	1,829
Legal and audit fees	636,096	103,248	40,969
Transfer agent fee	93,174	53,277	13,246
Trustees’ fees and expenses	34,375	34,375	6,250
State registration fees	69,646	53,381	1,589
Chief compliance officer fee	14,167	14,167	6,667
Dividend expense on securities sold short	4,600,426	2,666	15,969
Interest expense on securities sold short	174,202	–	–
Interest expense	2,680,194	790,177	6,144
Offering cost expense	–	–	46,608
Recoupment of previously waived fees
Investor Class	193,939	–	–
Advisor Class(b)	35,306	–	–
Institutional Class	328,996	–	–
Other expenses	199,832	33,565	4,612

Total expenses	17,326,767	2,425,824	199,533

Less fees waived/reimbursed by investment adviser
Investor Class	–	(47,301)	(7,263)
Advisor Class(b)	–	(12,265)	–
Institutional Class	–	(188,287)	(99,897)

Total Net Expenses	17,326,767	2,177,971	92,373

NET INVESTMENT INCOME/(LOSS):	(4,469,267)	(1,546,401)	195,683

See Notes to Financial Statements.
Annual Report | October 31, 2014	65

Whitebox Mutual Funds	Statements of Operations (continued)
For the Year Ended October 31, 2014

	Whitebox Tactical	Whitebox Market	Whitebox Tactical
	Opportunities	Neutral Equity	Advantage Fund(a)
Net realized gain on investments	$28,348,315	$8,050,760	$52,192
Net realized gain/(loss) on securities sold short	(29,454,008)	5,196	(19,304)
Net realized gain on written options	13,340,091	2,650	–
Net realized loss on total return swap contracts	(28,115,706)	(4,039,302)	–
Net realized gain/(loss) on foreign currency transactions	(12,283)	341	–
Net change in unrealized appreciation/(depreciation) on investments	(2,698,859)	(1,961,982)	15,104
Net change in unrealized depreciation on securities sold short	(1,155,971)	–	(60,898)
Net change in unrealized appreciation on written options	5,538,194	43,283	–
Net change in unrealized depreciation on total return swap contracts	(10,513,082)	(723,627)	–
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(1,618,446)	(269)	–

Net realized and unrealized gain/(loss) on investments, securities sold short, written options, total return swap contracts and foreign currency transactions	(26,341,755)	1,377,050	(12,906)

Net increase/(decrease) in net assets resulting from operations	$(30,811,022)	$(169,351)	$182,777

(a)	The Fund commenced operations on May 1, 2014.
(b)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
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Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
OPERATIONS:
Net investment loss	$(4,469,267)	$ (1,401,972)
Net realized gain/(loss) on investments, securities sold short, written options, total return swaps, and foreign currency transactions	(15,893,591)	10,159,590
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options and total return swap contracts	(10,448,164)	4,108,838

Net increase/(decrease) in net assets resulting from operations	(30,811,022)	12,866,456

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	–	(8,138)
Advisor Class	–	(16,034)
Institutional Class	–	(13,650)
From net realized gains on investments:
Investor Class	(549,884)	(65,834)
Advisor Class	(1,291,400)	(135,241)
Institutional Class	(7,763,619)	(103,910)

Total distributions	(9,604,903)	(342,807)

See Notes to Financial Statements.
Annual Report | October 31, 2014	67

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	185,127,053	16,608,565
Dividends reinvested	546,874	73,576
Shares redeemed, net of redemption fees	(54,370,604)	(1,275,866)

Net increase from share transactions	131,303,323	15,406,275

Advisor Class(a)
Shares sold	40,012,480	43,836,862
Dividends reinvested	1,251,344	141,628
Shares redeemed, net of redemption fees	(88,863,411)	(5,710,974)

Net increase/(decrease) from share transactions	(47,599,587)	38,267,516

Institutional Class
Shares sold	819,906,217	252,947,687
Dividends reinvested	7,286,898	114,466
Shares redeemed, net of redemption fees	(118,386,234)	(9,055,154)

Net increase from share transactions	708,806,881	244,006,999

Net increase in net assets	752,094,692	310,204,439

NET ASSETS:
Beginning of year	327,710,602	17,506,163

End of year (including accumulated net investment loss of $(97,865) and $(92,588))	$1,079,805,294	$327,710,602

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
68	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013(a)
OPERATIONS:
Net investment loss	$(1,546,401)	$(120,571)
Net realized gain/(loss) on investments, securities sold short, written options, total return swaps, and foreign currency transactions	4,019,645	(22,244)
Long-term capital gain distributions from other investment companies	–	189
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options and total return swap contracts	(2,642,595)	1,063,176

Net increase/(decrease) in net assets resulting from operations	(169,351)	920,550

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(25,511)	–
Advisor Class	(183,015)	–
Institutional Class	(609,794)	–

Total distributions	(818,320)	–

See Notes to Financial Statements.
Annual Report | October 31, 2014	69

Whitebox Market Neutral Equity Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013(a)
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	33,918,442	1,359,991
Dividends reinvested	25,440	–
Shares redeemed, net of redemption fees	(16,426,700)	(203,372)

Net increase from share transactions	17,517,182	1,156,619

Advisor Class(b)
Shares sold	11,388,152	6,750,513
Dividends reinvested	166,579	–
Shares redeemed, net of redemption fees	(17,690,822)	(1,019,297)

Net increase/(decrease) from share transactions	(6,136,091)	5,731,216

Institutional Class
Shares sold	67,145,102	35,274,331
Dividends reinvested	547,186	–
Shares redeemed, net of redemption fees	(24,320,431)	(13,716,960)

Net increase from share transactions	43,371,857	21,557,371

Net increase in net assets	53,765,277	29,365,756

NET ASSETS:
Beginning of period	29,365,756	–

End of period (including accumulated net investment loss of $0 and $(696,701))	$83,131,033	$29,365,756

(a)	The Fund commenced operations on November 1, 2012.
(b)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
70	www.whiteboxmutualfunds.com

Whitebox Tactical Advantage Fund	Statements of Changes in Net Assets

For the Period
May 1, 2014
(commencement)
to
October 31, 2014
OPERATIONS:
Net investment income	$195,683
Net realized gain on investments and securities sold short	32,888
Net change in unrealized depreciation on investments and securities sold short	(45,794)

Net increase in net assets resulting from operations	182,777

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(12,928)
Institutional Class	(187,266)

Total distributions	(200,194)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	1,536,880
Dividends reinvested	12,879
Shares redeemed, net of redemption fees	(868,735)

Net increase from share transactions	681,024

Institutional Class
Shares sold	12,164,012
Dividends reinvested	187,267
Shares redeemed, net of redemption fees	(604,578)

Net increase from share transactions	11,746,701

Net increase in net assets	12,410,308

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment income of $22,893)	$12,410,308

See Notes to Financial Statements.
Annual Report | October 31, 2014	71

Whitebox Tactical Opportunities Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

			For the Period
			December 1, 2011
	For the Year	For the Year	(Commencement)
	Ended	Ended	to
	October 31, 2014	October 31, 2013	October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$11.43	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.18)	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.07)	1.72	1.46

Total from Investment Operations	(0.18)	1.54	1.43

LESS DISTRIBUTIONS:
From investment income	–	(0.02)	–
From net realized gains	(0.32)	(0.18)	–

Total Distributions	(0.32)	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	–	0.00 (b)	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.50)	1.34	1.43

NET ASSET VALUE, END OF PERIOD	$12.27	$12.77	$11.43

TOTAL RETURN	(1.50)%	13.67%	14.30%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$146,994	$20,394	$4,031
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	2.60%	3.05%	10.16%(e)
Expenses including fee waivers and reimbursements(d)	2.60%	2.72%	1.92%(e)
Net investment loss	(0.88)%	(1.45)%	(0.34)%(e)

PORTFOLIO TURNOVER RATE	154%	163%	74%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 1.00% of the average net assets for the year ended October 31, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.
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Whitebox Tactical Opportunities Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

			For the Period
			December 1, 2011
	For the Year	For the Year	(Commencement)
	Ended	Ended	to
	October 31, 2014	October 31, 2013	October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.84	$11.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)	(0.16)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.08)	1.74	1.48

Total from Investment Operations	(0.15)	1.58	1.46

LESS DISTRIBUTIONS:
From investment income	–	(0.02)	–
From net realized gains	(0.32)	(0.18)	–

Total Distributions	(0.32)	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)	0.00 (b)	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.47)	1.38	1.46

NET ASSET VALUE, END OF PERIOD	$12.37	$12.84	$11.46

TOTAL RETURN	(1.25)%	14.01%	14.60%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$932,811	$258,886	$5,453
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	2.25%	2.70%	9.44%(e)
Expenses including fee waivers and reimbursements(d)	2.25%	2.47%	1.67%(e)
Net investment loss	(0.51)%	(1.34)%	(0.17)%(e)

PORTFOLIO TURNOVER RATE	154%	163%	74%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 1.00% of the average net assets for the year ended October 31, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.
Annual Report | October 31, 2014	73

Whitebox Market Neutral Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.24)	(0.11)
Net realized and unrealized gain on investments	0.50	0.73

Total from Investment Operations	0.26	0.62

LESS DISTRIBUTIONS:
From net realized gains	(0.22)	–

Total Distributions	(0.22)	–

NET INCREASE IN NET ASSET VALUE	0.04	0.62

NET ASSET VALUE, END OF PERIOD	$10.66	$10.62

TOTAL RETURN	2.44%	6.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$18,207	$1,211
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	3.28%	4.04%
Expenses including fee waivers and reimbursements(c)	3.00%	2.03%
Net investment loss	(2.24)%	(1.12)%

PORTFOLIO TURNOVER RATE	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Dividend expense on securities sold short and interest expense totaled 1.05% of the average net assets for the year ended October 31, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

See Notes to Financial Statements.
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Whitebox Market Neutral Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.64	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.21)	(0.06)
Net realized and unrealized gain on investments	0.51	0.70

Total from Investment Operations	0.30	0.64

LESS DISTRIBUTIONS:
From net realized gains	(0.22)	–

Total Distributions	(0.22)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00(c)

NET INCREASE IN NET ASSET VALUE	0.08	0.64

NET ASSET VALUE, END OF PERIOD	$10.72	$10.64

TOTAL RETURN	2.82%	6.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$64,924	$22,253
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	3.06%	3.82%
Expenses including fee waivers and reimbursements(d)	2.75%	1.78%
Net investment loss	(1.92)%	(0.56)%

PORTFOLIO TURNOVER RATE	298%	351%

(a)	The Fund commenced operations on November 1, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Dividend expense on securities sold short and interest expense totaled 1.05% of the average net assets for the year ended October 31, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

See Notes to Financial Statements.
Annual Report | October 31, 2014	75

Whitebox Tactical Advantage Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

For the Period
May 1, 2014
(commencement) to
October 31, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.18
Net realized and unrealized loss on investments	(0.05)

Total from Investment Operations	0.13

LESS DISTRIBUTIONS:
From investment income	(0.16)

Total Distributions	(0.16)

NET DECREASE IN NET ASSET VALUE	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.97

TOTAL RETURN	1.35%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$669
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	3.82%(d)
Expenses including fee waivers and reimbursements(c)	1.93%(d)
Net investment income	3.60%(d)

PORTFOLIO TURNOVER RATE	63%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Dividend expense on securities sold short and interest expense totaled 0.41% (annualized) of the average net assets for the for the period ended October 31, 2014.
(d)	Annualized.

See Notes to Financial Statements.
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Whitebox Tactical Advantage Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

For the Period
May 1, 2014
(commencement) to
October 31, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.18
Net realized and unrealized loss on investments	(0.03)

Total from Investment Operations	0.15

LESS DISTRIBUTIONS:
From investment income	(0.18)

Total Distributions	(0.18)

NET DECREASE IN NET ASSET VALUE	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.97

TOTAL RETURN	1.51%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$11,741
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(c)	3.64%(d)
Expenses including fee waivers and reimbursements(c)	1.68%(d)
Net investment income	3.59%(d)

PORTFOLIO TURNOVER RATE	63%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Dividend expense on securities sold short and interest expense totaled 0.41% (annualized) of the average net assets for the for the period ended October 31, 2014.
(d)	Annualized.

See Notes to Financial Statements.
Annual Report | October 31, 2014	77

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

1. ORGANIZATION

Whitebox Mutual Funds (the “Trust”) was organized as a Delaware statutory trust on June 2, 2011 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares of beneficial interest of Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Equity Fund (formerly known as Whitebox Long Short Equity Fund prior to January 31, 2014) and Whitebox Tactical Advantage Fund (formerly known as Whitebox Tactical Income Fund prior to August 22, 2014) (each, a “Fund” and together, the “Funds”). Whitebox Tactical Opportunities Fund commenced operations on December 1, 2011, Whitebox Market Neutral Equity Fund commenced operations on November 1, 2012 and Whitebox Tactical Advantage Fund commenced operations on May 1, 2014. The investment objective of Whitebox Tactical Opportunities Fund is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management. The investment objective of Whitebox Market Neutral Equity Fund is to provide investors with a positive return regardless of the direction of the U.S. equity markets generally. The investment objective of Whitebox Tactical Advantage Fund is to produce a high level of total return, comprised of current income and capital appreciation, while maintaining low portfolio volatility. The Funds are classified as non-diversified as defined in the 1940 Act.

Prior to January 31, 2014, Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund were authorized to issue shares in three share classes: Investor Shares (offered generally and subject to a front-end sales charge for investments of up to $1 million and a contingent deferred sales charge for investments of $1 million or more), Advisor Shares (offered without a front-end or contingent deferred sales charge only to clients of registered investment advisors and participants in certain employee benefit plans) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). Effective, January 31, 2014, Advisor Shares are no longer being offered, and as of that date, the outstanding Advisor Shares were converted into Investor Shares. As a result, each outstanding Advisor Share received Investor Shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Shares so reclassified. Additionally, the Investor Shares no longer have a front-end sales charge for investments of up to $1 million nor a contingent deferred sales charge for investments of $1 million or more. The Whitebox Tactical Advantage Fund is authorized to issue shares in two share classes: Investor Shares (offered generally and without front-end or contingent deferred sales charge) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

(a)

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “NYSE”) or using methods determined by Whitebox Advisors LLC (the “Adviser”) pursuant to procedures established under the general supervision and responsibility of the Board of Trustees (the “Board”). The Fund may, at its discretion, use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These foreign equity securities are generally categorized as Level 2 in the hierarchy when they are fair valued, but are otherwise categorized as Level 1. Bank Loans and Debt securities having maturities greater than 60 days are valued at the evaluated mean. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Adviser. The Board may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Adviser and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)

The net asset value (the “NAV”) is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The offering price and redemption price per share is equal to the net asset value per share, except prior to January 31, 2014, shares of the Funds were subject to a redemption fee of 2% if redeemed within 60 days of purchase. Effective January 31, 2014, redemption fees were eliminated for all share classes.

(c)

The Funds policy is to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and each Fund intends to distribute substantially all of its taxable income, as well as net realized gains from the sale of investment securities to shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

Annual Report | October 31, 2014	79

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

As of and during the year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Minnesota.

(d)

For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Expenses that are specific to a class of shares are charged directly to that share class. Common expenses are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

(e)

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of October 31, 2014, the Whitebox Tactical Opportunities Fund and Whitebox Tactical Advantage Fund held restricted securities with total market values of $92,580,695 and $4,094,285, respectively, which represented 8.57% and 32.99% of each Fund’s net assets, respectively. As of October 31, 2014, the Whitebox Market Neutral Equity Fund did not hold any restricted securities.

(f)

The Funds may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

(g)

The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Funds investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Funds may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Funds purchase assignments from lenders they acquire direct rights against the borrower of the loan. The

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Funds may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Funds may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Funds’ investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -

Quoted prices from markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 -

Significant unobservable prices or inputs (including the Board’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report | October 31, 2014	81

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

The following is a summary of the inputs used to value each Funds’ investments as of October 31, 2014:

Whitebox Tactical Opportunities

		Level 2 -	Level 3 -
		Other Significant	Significant
Investments in	Level 1 -	Observable	Unobservable
Securities at Value	Quoted Prices	Inputs	Inputs	Total

Common Stocks(a)
Consumer, Cyclical Airlines	$11,688,830	$931,200	$–	$12,620,030
Other	90,825,355	–	–	90,825,355
Other	406,573,229	–	–	406,573,229
Closed End Funds	12,073,323	–	–	12,073,323
Exchange Traded Funds	118,551,438	–	–	118,551,438
Bank Loans	–	9,828,673	–	9,828,673
Convertible Corporate Bonds	–	24,254,995	–	24,254,995
Corporate Bonds	–	126,491,907	–	126,491,907
U.S. Treasury Notes	–	30,480,480	–	30,480,480
Municipal Bonds	–	3,854,375	–	3,854,375
Purchased Options	13,041,577	2,261,487	–	15,303,064
Rights	3,591,805	–	–	3,591,805
Short Term Investments	216,431,222	–	–	216,431,222

Total	$872,776,779	$198,103,117	$–	$1,070,879,896

Other Financial Instruments

Liabilities
Securities Sold Short
Common Stocks(a)	$(16,784,770)	$–	$–	$(16,784,770)
Exchange Traded Funds	(128,216,616)	–	–	(128,216,616)
Rights	(12)	–	–	(12)
Government Bonds	–	(32,497,049)	–	(32,497,049)
Written Options	(7,288,833)	–	–	(7,288,833)
Total Return Swap Contracts	–	(10,484,420)	–	(10,484,420)

Total	$(152,290,231)	$(42,981,469)	$–	$(195,271,699)

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Whitebox Market Neutral Equity

		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Common Stocks(a)
Consumer, Cyclical Airlines	$2,177,052	$83,466	$–	$2,260,518
Other	16,778,875	–	–	16,778,875
Other	62,869,923	–	–	62,869,923
Exchange Traded Funds	169,725	–	–	169,725
Purchased Options	108,287	–	–	108,287
Warrants	–	1,505	–	1,505
Short Term Investments	1,222,632	–	–	1,222,632

Total	$83,326,494	$84,971	$–	$83,411,465

Other Financial Instruments

Liabilities
Written Options	$(53,551)	$–	$–	$(53,551)
Total Return Swap Contracts	–	(1,155,619)	–	(1,155,619)

Total	$(53,551)	$(1,155,619)	$–	$(1,209,170)

Whitebox Tactical Advantage Fund
		Level 2 -
		Other	Level 3 -
		Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Common Stocks(a)	$340,243	$–	$–	$340,243
Closed End Funds	106,842	–	–	106,842
Bank Loans	–	2,224,392	–	2,224,392
Convertible Corporate Bonds	–	408,908	–	408,908
Corporate Bonds	–	7,665,065	–	7,665,065
Mortgage Backed Securities	–	380,313	–	380,313
Municipal Bonds	–	296,740	–	296,740
Short Term Investments	769,742	–	–	769,742

Total	$1,216,827	$10,975,418	$–	$12,192,245

Other Financial Instruments

Liabilities
Securities Sold Short Exchange Traded Funds	$(1,454,850)	$–	$–	$(1,454,850)

Total	$(1,454,850)	$–	$–	$(1,454,850)

(a)	For detailed descriptions of industries, see the accompanying Schedule of Investments.

Annual Report | October 31, 2014	83

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

The Funds recognize transfers between levels at the end of the reporting period. During the year ended October 31, 2014, Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund transferred Common Stocks with a market value of $931,200 and $83,466 respectively from a Level 1 to a Level 2 security due to the unavailability of a quoted price in an active market. There we no transfers between Level 1 and Level 2 in Whitebox Tactical Advantage Fund during the period ended October 31, 2014. For the year/period ended October 31, 2014, the Funds did not have unobservable inputs (Level 3) used in determining fair value.

4. DERIVATIVE INSTRUMENTS

The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and total return swaps (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

Market Risk Factors: In pursuit of its investment objectives, each Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of fixed income investments, and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

84	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase market value exposure relative to net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Purchased and Written Options: Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. The Funds could experience losses if the prices of options positions move in a direction different than anticipated, or if the Funds were unable to close out positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Funds if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Annual Report | October 31, 2014	85

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Written option activity for the year ended October 31, 2014 was as follows:

Whitebox Tactical Opportunities

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2013	9,006	$2,025,414	7,489	$1,475,686
Positions opened	104,487	20,744,349	130,145	21,864,575
Exercised	(29,465)	(10,162,539)	(13,013)	(2,915,571)
Expired	(42,819)	(6,254,289)	(50,043)	(6,447,738)
Closed	(19,916)	(2,901,015)	(20,769)	(3,896,787)

Outstanding, October, 2014	21,293	$3,451,920	53,809	$10,080,165

Market Value, October, 2014		$(2,408,163)		$(4,880,670)

Whitebox Market Neutral Equity

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2013	139	$30,381	150	$6,586
Positions opened	936	100,218	884	114,671
Exercised	(180)	(41,360)	(177)	(28,730)
Expired	(243)	(13,220)	(181)	(9,746)
Closed	(139)	(34,125)	(146)	(29,374)

Outstanding, October 31, 2014	513	$41,894	530	$53,407

Market Value, October 31, 2014		$(45,407)		$(8,144)

Swap Agreements: The Funds may enter into swap agreements for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). All outstanding swap agreements are reported in each Fund’s schedule of investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

86	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Total Return Swaps: Certain Funds may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount each Fund is obligated to pay or is to receive under the total return swap agreement.

Use of Segregated and Other Special Accounts: Use of many derivatives by the Funds will require, among other things, that each Fund designates liquid assets to cover its obligations under the derivative to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated.

Annual Report | October 31, 2014	87

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

The effect of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives Not	Statement of		Statement of Assets
Accounted for as	Assets and		and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Investments, at value	$15,303,064	N/A	N/A
Equity Contracts (Rights)	Investments, at value	3,591,805	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$7,288,833
Equity Contracts (Total Return Swap Contracts)	N/A	N/A	Unrealized depreciation on total return swap contracts	10,484,420

		$18,894,869		$17,773,253

Whitebox Market Neutral Equity
Equity Contracts (Purchased Options)	Investments, at value	$108,287	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$53,551
Equity Contracts (Warrants)	Investments, at value	$1,505	N/A	N/A
Equity Contracts (Total Return Swap Contracts)	N/A	N/A	Unrealized depreciation on total return swap contracts	1,155,619

		$109,792		$1,209,170

88	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

The effect of derivatives instruments on the Statements of Operations for the year ended October 31, 2014:

			Change in
		Realized	Unrealized
		Gain/(Loss)	Gain/(Loss) on
Derivatives Not	Location of Gain/(Loss) on	on Derivatives	Derivatives
Accounted for as	Derivatives Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	$(22,362,635)	$(491,628)
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	(954,209)	622,602
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	13,340,091	5,538,194
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(28,115,706)	(10,513,082)

Total		$(38,092,459)	$(4,843,914)

Whitebox Market Neutral Equity
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	$(5,061)	$43,920
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	(25,095)	(1,292)
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/ (depreciation) on investments	–	(431)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	2,650	43,283
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(4,039,302)	(723,627)

Total		$(4,066,808)	$(638,147)

Annual Report | October 31, 2014	89

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Volume of Derivative Instruments for the Funds for the year ended October 31, 2014 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Whitebox Tactical Opportunities
Purchased Options	Contracts	44,047
Purchased Foreign Currency Options	Notional Value	10,104,167
Rights	Shares	2,038,368
Written Options	Contracts	(33,026)
Total Return Swap Contracts	Notional Value	(70,967,761)

Whitebox Market Neutral Equity
Purchased Options	Contracts	175
Rights	Shares	2,750
Warrants	Shares	19,964
Written Options	Contracts	(278)
Total Return Swap Contracts	Notional Value	(1,741,867)

Notional value of purchased and written options as of October 31, 2014, was as follows:

Derivative Type	Notional Value at October 31, 2014
Whitebox Tactical Opportunities
Purchased Call Options	267,642,076
Purchased Put Options	140,386,678
Written Call Options	(60,462,135)
Written Put Options	(467,632,862)
Purchased Foreign Currency Call Options	25,000,000
Purchased Foreign Currency Put Options	36,250,000

Whitebox Market Neutral Equity
Purchased Call Options	4,379,360
Purchased Put Options	90,132
Written Call Options	(1,240,968)
Written Put Options	(1,984,064)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

90	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2014:

Whitebox Tactical Opportunities

Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts
Offset in
		the	Net Amounts
	Gross	Statement	Presented in
	Amounts of	of Assets	the Statement
	Recognized	and	of Assets and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged(a)	Amount

Total Return Swap Contracts	$10,484,420	$–	$10,484,420	$–	$(10,484,420)	$–

Total	$10,484,420	$–	$10,484,420	$–	$(10,484,420)	$–

Whitebox Market Neutral Equity

Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts
Offset in
		the	Net Amounts
	Gross	Statement	Presented in
	Amounts of	of Assets	the Statement
	Recognized	and	of Assets and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged(a)	Amount

Total Return Swap Contracts	$1,155,619	$–	$1,155,619	$–	$(1,155,619)	$–

Total	$1,155,619	$–	$1,155,619	$–	$(1,155,619)	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and one trustee of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Whitebox Tactical Opportunities Fund, the Whitebox Market Neutral Equity Fund and the Whitebox Tactical Advantage Fund compensates the Adviser for its management services at the annual rate of 1.00%, 1.50% and 0.92%, respectively, of each Fund’s average daily net assets.

Annual Report | October 31, 2014	91

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

The Funds have entered into a Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has contractually agreed, at least until February 28th, 2015, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of dividend expense, interest expense and other extraordinary expenses) exceed the annual rate of the Funds’ average daily net assets attributable to each share class as shown in the table below:

	Whitebox Tactical	Whitebox Market	Whitebox Tactical
	Opportunities	Neutral Equity	Advantage
Investor Class	1.60%	1.95%	1.52%
Institutional Class	1.35%	1.70%	1.27%

Prior to January 31, 2014, the annual rate for the Advisor Class was 1.60% and 1.95% for the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund, respectively.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Funds may at times reimburse the Adviser for legal fees, which the Adviser has incurred on the Funds’ behalf.

As of October 31, 2014 the Adviser may in the future recoup the amounts as follows:

	Expires	Expires	Expires
Fund	October 31, 2015	October 31, 2016	October 31, 2017
Whitebox Tactical Opportunities
Investor Class	$97,845	$90,975	N/A
Institutional Class	N/A	N/A	N/A

Whitebox Market Neutral Equity
Investor Class	N/A	$55,619	$59,566
Institutional Class	N/A	310,744	188,287

Whitebox Tactical Advantage
Investor Class	N/A	N/A	$7,263
Institutional Class	N/A	N/A	99,897

ALPS Fund Services, Inc. acts the Funds administrator, accountant, and transfer agent. ALPS Distributors, Inc., an affiliate of ALPS Fund Services, Inc., provides distribution services for the Funds. Fees for administration, accounting and distribution services are 0.05% on the first $500 million of managed assets in the Trust, 0.025% on the next $500 million of managed assets and 0.015% on managed assets in excess of $1 billion, subject to an annual minimum fee of $280,000. Prior to May 1, 2014 the annual minimum fee was $197,000. Fees for transfer agent services include annual open account fees of $7 or $9 per account (depending on the type of account), and are likewise subject to an annual minimum fee of $25,000. In addition to the fees described, there are various additional out-of-pocket expenses that are paid for these services provided to the Fund.

92	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Prior to January 31, 2014 the Funds’ Investor Shares were assessed a front-end sales charge (based on maximum sale charge of 4.50% of the offering price) for investments of up to $1 million, and a contingent deferred sales charge for investments of $1 million or more. Effective January 31, 2014, the Funds’ Investor Shares no longer bear any front-end or contingent deferred sales charges. Neither the Funds’ Advisor Shares nor Institutional Shares bear any front-end or contingent deferred sales charges. The Funds’ Investor Shares and Advisor Shares bear Rule 12b-1 shareholder servicing fees of 0.25% per annum on the average daily net assets attributed to each class of Shares. Effective, January 31, 2014, Advisor Shares are no longer being offered. The Institutional Shares are not subject to any sales charges or Rule 12b-1 fees. As distributor of the Funds’ shares, ALPS Distributors, Inc. receives all front-end and contingent deferred sales charges and Rule 12b-1 fees, and retains the portion of such charges and fees not passed through to broker-dealers and other financial intermediaries involved in selling each Funds’ shares and servicing Fund shareholders.

6. FEDERAL INCOME TAXES

Components of Distributable Earnings on a Tax Basis: At October 31, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of organizational costs, net operating loss offset on short term capital gains, distributions in connection with redemptions of fund shares, swap adjustments and dividend expense on securities sold short. The reclassifications were as follows:

	Accumulated Net	Accumulated Net
	Investment Income	Realized Loss	Paid-in Capital
Whitebox Tactical Opportunities	$4,463,990	$(4,463,990)	$–
Whitebox Market Neutral Equity	2,243,102	(2,669,130)	426,028
Whitebox Tactical Advantage	27,404	–	(27,404)

As of October 31, 2014, the components of distributable earnings were as follows:

				Other
				Cumulative
	Undistributed			Effect of
	Ordinary	Accumulated	Unrealized	Timing
	Income	Capital Gains	Appreciation	Differences	Total
Whitebox Tactical Opportunities	$16,695,973	$7,934,959	$(48,590,115)	$(3,191,002)	$(27,150,185)
Whitebox Market Neutral Equity	3,834,660	–	(4,217,658)	(4,100)	(387,098)
Whitebox Tactical Advantage	55,781	–	(45,794)	–	9,987

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. These differences were primarily due to the differing tax treatment of wash sales and certain investments.

As of October 31, 2014, the Funds had no accumulated capital loss carryforwards.

Annual Report | October 31, 2014	93

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short term securities at October 31, 2014, are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales and the tax inclusion of constructive sale gains.

	Gross	Gross	Net Depreciation
	Unrealized	Unrealized	of Foreign	Net Tax
Tax Cost of	Appreciation of	Depreciation of	Currency and	Unrealized
Investments	Investments	Investments	Derivatives	Depreciation
Whitebox Tactical Opportunities:
$1,107,514,534	$51,243,556	$(87,878,194)	$(11,955,477)	$(48,590,115)
Whitebox Market Neutral Equity:
86,514,985	3,703,653	(6,807,174)	(1,114,137)	(4,217,658)
Whitebox Tactical Advantage:
12,177,141	112,894	(97,790)	(60,898)	(45,794)

Tax Distributions: The tax character of the distributions paid by the Funds during the year ended October 31, 2014, was as follows:

		Long-Term Capital
	Ordinary Income	Gain
Whitebox Tactical Opportunities	$7,947,975	$1,656,928
Whitebox Market Neutral Equity	–	818,320
Whitebox Tactical Advantage	200,194	–

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes.

The tax character of the distributions paid by the Funds during the year ended October 31, 2013, were as follows:

Long-Term Capital
	Ordinary Income	Gain
Whitebox Tactical Opportunities	$302,032	$40,775
Whitebox Market Neutral Equity	–	–
Whitebox Tactical Advantage	–	–

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year/period ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, transfers in-kind, short sales and cover shorts) were as follows:

		Proceeds From Sales of
Fund	Purchases of Securities	Securities

Whitebox Tactical Opportunities	$1,472,412,869	$845,966,790
Whitebox Market Neutral Equity	277,284,758	228,071,986
Whitebox Tactical Advantage	18,348,851	6,989,760

8. CAPITAL SHARE TRANSACTIONS

Prior to January 31, 2014, shares redeemed within 60 days of purchase may have incurred a 2% short-term redemption fee deducted from the redemption amount. Redemption fees were eliminated for all share classes effective January 31, 2014. For the period ended October 31, 2014, the amounts listed below were retained by the Funds.

Fund	Redemption Fee Retained

Whitebox Tactical Opportunities - Advisor Class	$ 1,291
Whitebox Tactical Opportunities - Institutional Class	3,825
Whitebox Market Neutral Equity - Advisor Class	1,178
Whitebox Market Neutral Equity - Institutional Class	307

Transactions in shares of capital stock were as follows:

	For the Year Ended	For the Year Ended
	October 31, 2014	October 31, 2013
Whitebox Tactical Opportunities
Investor Class
Shares sold	14,614,154	1,342,696
Dividends reinvested	43,403	6,420
Shares redeemed	(4,271,079)	(104,655)

Net increase in shares outstanding	10,386,478	1,244,461

Advisor Class(a)
Shares sold	3,147,181	3,540,971
Dividends reinvested	99,077	12,348
Shares redeemed	(7,031,655)	(469,343)

Net increase/(decrease) in shares outstanding	(3,785,397)	3,083,976

Institutional Class
Shares sold	63,950,135	20,417,766
Dividends reinvested	574,677	9,962
Shares redeemed	(9,304,086)	(740,197)

Net increase in shares outstanding	55,220,726	19,687,531

Annual Report | October 31, 2014	95

Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

		For the Period
		November 1, 2012
	For the Year Ended	(Commencement)
	October 31, 2014	to October 31, 2013
Whitebox Market Neutral Equity
Investor Class
Shares sold	3,100,301	134,181
Dividends reinvested	2,390	–
Shares redeemed	(1,509,431)	(20,132)

Net increase in shares outstanding	1,593,260	114,049

Advisor Class(a)
Shares sold	1,057,851	657,147
Dividends reinvested	15,671	–
Shares redeemed	(1,629,464)	(101,205)

Net increase/(decrease) in shares outstanding	(555,942)	555,942

Institutional Class
Shares sold	6,168,093	3,462,810
Dividends reinvested	51,327	–
Shares redeemed	(2,253,305)	(1,372,045)

Net increase in shares outstanding	3,966,115	2,090,765

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

For the Period May 1, 2014
(Commencement) to
October 31, 2014
Whitebox Tactical Advantage
Investor Class
Shares sold	152,044
Dividends reinvested	1,290
Shares redeemed	(86,265)

Net increase in shares outstanding	67,069

Institutional Class
Shares sold	1,218,465
Dividends reinvested	18,766
Shares redeemed	(59,574)

Net increase in shares outstanding	1,177,657

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Whitebox Mutual Funds	Notes to Financial Statements
October 31, 2014

9. TRUSTEE FEES

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or the Funds for serving as an Interested Trustee, officer or employee of the Trust or the Funds.

10. CONTINGENCIES AND COMMITMENTS

Pursuant to the Funds’ Declaration of Trust, Investment Advisory Agreement and Distribution Agreement, officers, trustees, employees and agents of the Funds will not be liable to the Funds, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Funds, subject to the same exceptions. The Funds have purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Funds against the cost of indemnification payments to officers under certain circumstances.

11. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently seek to achieve their investment objectives by investing a portion of their assets in Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class (the “Money Market Fund”). The Funds may redeem their investments from the Money Market Fund at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The latest financial statements for the Money Market Fund can be found at www.wellsfargoadvantagefunds.com.

The performance of the Funds may be directly affected by the performance of the Money Market Fund. As of October 31, 2014, the percentage of net assets invested in the Money Market Fund was 20.04%, 1.47% and 6.20% for Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Fund, and Whitebox Tactical Advantage Fund, respectively.

12. SUBSEQUENT EVENTS

On December 2, 2014, 268,578 shares of the Market Neutral Equity Fund Investor Class were redeemed for $2,852,294 and 2,262,240 shares of the Market Neutral Equity Fund Institutional Class were redeemed for $24,138,105. These redemptions represented 16.09% and 37.62% of the net assets of the Investor Class and the Institutional Class, respectively.

The Investment Advisor has evaluated the need for disclosures and/or adjustments resulting from subsequent events relating to the Funds. Other than the above, no such subsequent events were identified.

Annual Report | October 31, 2014	97

Report of Independent Registered
Whitebox Mutual Funds	Public Accounting Firm

The Board of Trustees and Shareholders of

Whitebox Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Whitebox Tactical Opportunities Fund, Whitebox Market Neutral Equity Fund, and Whitebox Tactical Advantage Fund (each a series of Whitebox Mutual Funds) as of October 31, 2014, and the related statements of operations for the year or period then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Whitebox Tactical Opportunities Fund for the period ended October 31, 2012 were audited by other auditors whose report thereon dated December 21, 2012, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Whitebox Mutual Funds as of October 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

December 22, 2014

98	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Additional Information
October 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–855–296–2866 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Fund’s Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Fund’s form N–Q by calling the Fund at 1-855-296-2866. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. TAX INFORMATION (UNAUDITED)

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2013:

	QDI	DRD
Whitebox Tactical Opportunities	5.96%	6.04%
Whitebox Market Neutral Equity	–	–
Whitebox Tactical Advantage	–	–

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Whitebox Tactical Opportunities and Whitebox Market Neutral Equity Funds designated $1,656,928 and $818,320 as long-term capital gain distribution for the year ended October 31, 2014.

Annual Report | October 31, 2014	99

Whitebox Mutual Funds	Trustees & Officers
October 31, 2014 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by each Trustee. During the past five years none of the Independent Trustees has served as a director of a public company or mutual fund.

INDEPENDENT TRUSTEES
				Number of
				Portfolios
				in the Fund
	Length of			Complex
	Time	Position	Principal Occupation During	Overseen by
Name, Address* and Age	Served	with Trust	The Past Five Years	Trustee**

Lee Liberman Otis c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 58	Since June 2011	Trustee	Since 2007, Senior Vice President and Director, Faculty Division of The Federalist Society.	3

Joseph M. Barsky III c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 65	Since June 2011	Trustee	Since October 2011, Executive Vice President of Twele Capital Management. From 2003 to 2011, Program Director of Carlson Funds Enterprise at Carlson School of Management – University of Minnesota.	3

Timothy J. Healy c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 49	Since June 2011	Trustee	Since 2004, President and Owner of Team Spine (a distributor of medical equipment).	3

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Whitebox Mutual Funds	Trustees & Officers
October 31, 2014 (Unaudited)

INTERESTED TRUSTEE
Number of
Portfolios
in the Fund
	Length of			Complex
	Time	Position	Principal Occupation During	Overseen by
Name, Address* and Age	Served	with Trust	The Past Five Years	Trustee**

Mark M. Strefling Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 45	Since June 2011	Chairman; Trustee	General Counsel and Chief Operating Officer of the Adviser since June 2013; General Counsel and Chief Legal Officer of the Adviser from February 2008 to June 2013; Partner of Faegre & Benson LLP (now Faegre Baker Daniels LLP), legal counsel to the Adviser and the Trust, from 2005 to 2008; Associate at Faegre & Benson LLP from 1999 to 2005.	3

OFFICERS

	Length of Time	Position	Principal Occupation During
Name, Address* and Age	Served	with Trust	The Past Five Years

Bruce W. Nordin 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 59	Indefinite term; served since March 2012	President	Managing Director of special situations and workouts of the Adviser since 2005.

Lucas Foss 1290 Broadway Denver, CO 80203 Age: 37	Indefinite term; served since February 2013	Chief Compliance Officer	Deputy Chief Compliance Officer of ALPS Fund Services since August 2012; Compliance Manager for ALPS from January 2010 until August 2012; Senior Compliance Analyst from June 2006 until December 2009.

Annual Report | October 31, 2014	101

Whitebox Mutual Funds	Trustees & Officers
October 31, 2014 (Unaudited)

OFFICERS (continued)

	Length of Time	Position	Principal Occupation During
Name, Address* and Age	Served	with Trust	The Past Five Years

Michael McCormick 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 50	Indefinite term; served since November 2013	Treasurer and Secretary	Chief Financial Officer of the Adviser since September 2013; Director in the Global Markets, Financing and Futures business at Bank of America/Merrill Lynch from 2010 to 2013; Executive Director at UBS from 2006 to 2010; Director at UBS from 2005 to 2006.

Matthew L. Thompson 90 South Seventh Street Suite 2200 Minneapolis, MN 55402 Age: 57	Indefinite term; served since Trust’s inception (2011)	Assistant Secretary	Partner of Faegre Baker Daniels LLP, legal counsel to the Adviser and the Trust, since 1995.

*	All communications to Trustees and Officers may be directed to Mark M. Strefling, Trustee and Chairman, Whitebox Mutual Funds, 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416.
**

The Fund Complex for all Trustees consists of the Whitebox Tactical Opportunities Fund, the Whitebox Long Short Equity Fund and the Whitebox Tactical Advantage Fund, the only active registered investment companies for which the Adviser provides investment advisory services.

Additional information about members of the Board of Trustees & Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-855-296-2866.

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WHITEBOX

Mutual Funds

Must be accompanied or preceded by a prospectus.

Whitebox Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Joseph M. Barsky as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

Mr. Barsky is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $93,500 and $53,000 , respectively. For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013 KPMG LLP served as the principal accountant. In 2014 and 2013, the amounts of $93,500 and $53,000, respectively, were paid to KPMG LLP.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph a of this Item were $0 and $0, respectively. For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013 KPMG LLP served as the principal accountant. In 2014 and 2013, audit fees in the amount of $0 and $0, respectively, were paid to KPMG LLP.

(c)

Tax Fees: For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013, aggregate fees of $13,050 and $8,400, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. In the fiscal years 2014 and 2013 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013 KPMG LLP served as the principal accountant. In 2014 and 2013, the amounts of $13,050 and $8,400, respectively, were paid to KPMG LLP.

(d)

All Other Fees: For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2014 and October 31, 2013 were $13,050 and $8,400, respectively. For the Registrant’s fiscal years ended October 31, 2014 and October 31, 2013 KPMG LLP served as the principal accountant. In 2014 and 2013, the amounts of $13,050 and $8,400 were paid to KPMG LLP.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WHITEBOX MUTUAL FUNDS

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	January 8, 2015

By:	/s/ Michael McCormick
Michael McCormick
Treasurer (Principal Financial Officer)

Date:	January 8, 2015